                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

           Investment Company Act file number 811-21471
                                              ------------------

                Nuveen Tax-Advantaged Total Return Strategy Fund
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                               Nuveen Investments
                              333 West Wacker Drive
                                Chicago, IL 60606
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                              333 West Wacker Drive
                                Chicago, IL 60606
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (312) 917-7700
                                                           ---------------------

                     Date of fiscal year end: December 31
                                              -------------------

                  Date of reporting period: December 31, 2006
                                            -----------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

                                                 ANNUAL REPORT DECEMBER 31, 2006

                        NUVEEN INVESTMENTS
                        CLOSED-END
                        FUNDS

                      NUVEEN
              TAX-ADVANTAGED
                TOTAL RETURN
               STRATEGY FUND
                         JTA

                        OPPORTUNITIES FOR CAPITAL
                        APPRECIATION AND
                        TAX-ADVANTAGED DISTRIBUTIONS
                        FROM A PORTFOLIO OF VALUE
                        EQUITIES AND SENIOR LOANS

                                                                     NUVEEN LOGO

COVER PHOTO
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

         WWW.INVESTORDELIVERY.COM             OR       WWW.NUVEEN.COM/ACCOUNTACCESS
         if you get your Nuveen Fund                   if you get your Nuveen Fund
         dividends and statements from                 dividends and statements directly
         your financial advisor or                     from Nuveen.
         brokerage account.
         (Be sure to have the address
         sheet that accompanied this
         report handy. You'll need it to
         complete the enrollment process.)

                                                                     NUVEEN LOGO

                                                 (TIMOTHY R. SCHWERTFEGER PHOTO)
                                                         Timothy R. Schwertfeger
                                                           Chairman of the Board


     CHAIRMAN'S
           LETTER TO SHAREHOLDERS

      Dear Shareholder,

      I am very pleased to report that over the twelve-month period covered by this report, your Fund continued to provide you with attractive tax-advantaged income and capital appreciation potential. For more information on your Fund's performance, please read the Portfolio Managers' Comments, the Distribution and Share Price Information, and the Performance Overview sections of this report.

      Portfolio diversification is a recognized way to try to reduce some of the risk that comes with investing. Since one part of your portfolio may be going up when another is going down, portfolio diversification may help smooth your investment returns over time. In addition to providing regular monthly income, an investment like your Fund may help you achieve and benefit from greater portfolio diversification. Your financial advisor can explain these potential advantages in more detail. I urge you to contact him or her soon for more information on this important investment strategy.

"PORTFOLIO DIVERSIFICATION IS A RECOGNIZED WAY TO TRY TO REDUCE SOME OF THE RISK THAT COMES WITH INVESTING."

      As you look through this report, be sure to review the inside front cover. This contains information on how you can receive future Fund reports and other Fund information faster by using e-mails and the Internet. Sign up is quick and easy - just follow the step-by-step instructions.

      At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives. We are grateful that you have chosen us as a partner as you pursue your financial goals, and we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

(TIMOTHY R. SCHWERTFEGER SIG)
Timothy R. Schwertfeger
Chairman of the Board

February 15, 2007

Nuveen Investments Closed-End Funds (JTA)

PORTFOLIO MANAGERS'
          COMMENTS

The Fund features management by two affiliates of Nuveen Investments. The Fund's investments in dividend-paying common or preferred stocks are managed by NWQ Investment Management Company, LLC (NWQ), while the Fund's investments in senior corporate loans and other debt instruments are managed by Symphony Asset Management, LLC (Symphony). Jon Bosse, Chief Investment Officer of NWQ, leads the Fund's management team at that firm. He has more than 22 years of corporate finance and investment management experience.

The Symphony team is led by Gunther Stein and Lenny Mason, who have more than 25 years of combined investment management experience, much of it in evaluating and purchasing senior corporate loans and other high-yield debt.

Here Jon, Gunther and Lenny talk about general market conditions, their management strategies and the performance of the Fund for the twelve-month period ended December 31, 2006.

WHAT WERE THE GENERAL ECONOMIC AND MARKET CONDITIONS YOU FACED DURING THIS ANNUAL REPORTING PERIOD ENDED DECEMBER 31, 2006?
Economic conditions throughout 2006 were generally favorable as a pronounced slowdown in the housing market was more than offset by stabilization in interest rates and energy prices, low unemployment and strong consumer confidence. During the first half of last year, the Federal Reserve hiked short-term interest rates four times, but as the second half of the year began, it became clearer that a pause in the interest rate tightening cycle was at hand. Through mid year, despite double-digit earnings gains, returns for the equity markets were relatively modest and bond returns were negative. However, after mid year with the Fed on hold, the U.S. stock market marched steadily to a series of multi-year highs spurred by corporate earnings which continued to come in above expectations. Equity markets shrugged off any concerns regarding housing, a slowdown in global/domestic growth, and an extended consumer. The supply/demand situation for common stocks stayed favorable as strong corporate balance sheets and cash flows funded acquisitions and share buybacks as well as attracted takeovers from private equity firms. Private equity firms initiated large numbers of leveraged buyouts seemingly with no limit to the size of any potential deal. Value stocks outperformed growth, and large and small capitalization stocks outpaced mid caps, for the year.

The leverage loan market was also a beneficiary of these macroeconomic conditions as it experienced a record year. The year was highlighted by record new issuance, record leveraged merger financing and record inflows into the leveraged loan asset class. Near historical low default rates contributed to continued spread tightening. The loan market's ability to efficiently digest record issuance surprised many skeptics. A flurry of jumbo deals brought to market, including the largest LBO loan ever for HCA, demonstrated significant liquidity and depth in the loan market. The CSFB Leveraged Loan Index returned 2.01% during the fourth quarter and 7.33% for the year. As of the end of December, the Index had registered 50 consecutive months of positive returns.

As default rates remained low and performance remained consistent, investors were drawn to the loan asset class. Total loan volume for 2006 stood at $408 billion, up 62% percent from 2005. Mergers and acquisitions and leveraged buyouts were the key drivers of overall loan-volume growth -- increasingly, large deals are being financed in the leveraged loan market, surpassing previous estimates of the maximum deal size thought possible. In 2006, total LBO lending topped $122 billion, up from $65 billion in 2005.

WHAT WAS YOUR STRATEGY IN MANAGING THE FUND DURING THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2006?
For the equity portion of the Fund's portfolio, we continued to employ an opportunistic, bottom-up strategy that focused on identifying undervalued companies that possessed favorable risk/reward characteristics as well as emerging catalysts that we believed could unlock value or improve profitability. These catalysts included management changes, restructuring efforts, recognition of hidden assets, or a positive change in the underlying fundamentals. We also focused on downside protection, and paid a great deal of attention to a company's balance sheet and cash flow statement, not just the income statement. We believed that cash flow analysis offers a more objective and truer picture of a company's financial position than an evaluation based on earnings alone.

During the course of the year, we increased our telecommunications/media exposure and also took new common stock positions in Caterpillar, General Electric, Motorola, Pfizer, and Stora Enso Oyj. Our analysis indicated that these companies possessed solid fundamentals, compelling valuations, and attractive risk/reward relationships.

We eliminated Dominion Resources, J Sainsbury, Merck & Company, and Sprint Nextel from the portfolio based on valuation concerns, and Albertsons Inc. and Kerr McGee Corp. after these companies received takeover offers. The Kerr McGee sell reduced our overall energy exposure; however, we continue to have a favorable opinion of the group based on our analysis of global supply conditions for crude oil and natural gas and its impact on industry fundamentals, the outlook on company cash flow growth, and valuations. We also opportunistically increased our financial services stakes with additions to our positions of Aon, Citigroup, Fannie Mae, Hartford Financial Services, and IndyMac Bancorp.

During the year we continued to manage the senior corporate loans and other debt instruments portion of the portfolio using fundamental analysis to select loans that we believed offer strong asset coverage and attractive risk adjusted returns. Given the strength of the economy and the overall loan market we focused on avoiding loans we believed had not been structured properly as well as loans that we believed would have earnings volatility in a weakening economy. Given these views we continued to position the portfolio in a more conservative manner. We also tried to focus the portfolio on larger capitalization companies, as we believed that these companies might perform better than smaller companies over the course of a credit cycle.

During the year we avoided the loans of most automotive part suppliers as well as smaller homebuilders and land developers, even though many loans in both sectors traded at a discount throughout the year. We also avoided many smaller loans that were done to finance leveraged buyouts. We did not believe that there was sufficient incremental spread in many small loans to compensate for potential illiquidity and volatility if earnings should become challenged. Throughout the year we focused on adding high quality new-issue loans at par. Given the elevated trading levels of the marketplace we focused on the new issue market to buy loans.

We also continued to avoid the vast majority of second lien loans. Similar to smaller loans, we did not believe that second lien loans offered sufficient spread to compensate investors for potential volatility and lower recovery rates.

HOW DID THE FUND PERFORM?
Fund performance results, as well as the performance of a comparative benchmark, are shown in the accompanying table.

TOTAL RETURNS ON NET ASSET VALUE
For the twelve-months ended December 31, 2006


--------------------------------------------------------------------------------------------
JTA                                 24.19%(1)
--------------------------------------------------------------------------------------------
Comparative Benchmark(2)            20.14%
--------------------------------------------------------------------------------------------

Past performance does not guarantee future results. Current performance may be higher or lower than the data shown.
Returns do not reflect the deduction of taxes that a shareholder may have to pay on Fund distributions or upon the sale of Fund shares. See the Performance Overview Page for additional information.

As indicated in the accompanying table, the Nuveen Tax-Advantaged Total Return Strategy Fund posted positive results for the twelve-months ended December 31, 2006.

The equity portfolio had several positions that performed particularly well for the year, including a strong gain in Korean steel manufacturer, POSCO. The shares rose sharply on improving fundamentals in the steel industry brought on by ongoing consolidation trends. In the defense sector, our investments of Lockheed Martin and Raytheon outperformed due to benign political pressures and a healthy outlook for defense spending given improving international demand. Our equity investments in the energy sector also performed well - particularly in the first half of the year - as high oil prices and increased production volumes drove record earnings and cash flows.

--------------------------------------------------------------------------------
1 The Fund elected to retain a portion of its realized long-term capital gains for the tax year ended December 31, 2006, and pay required Federal corporate income taxes on these gains. As reported on Form 2439, Common shareholders of record on December 29, 2006, must include their pro-rata share of these gains on their 2006 federal tax returns, and will receive a corresponding credit toward their taxes, or a tax refund, for their pro-rata share of the taxes paid by the Fund. The standardized total returns shown in the table do not include the economic benefit to Common shareholders of record of this tax credit/refund. The Fund's total return on NAV for the twelve months ended December 31, 2006, when this benefit is included is 25.75%.
2 The comparative benchmark designed to reflect the portfolio composition of JTA is calculated by combining: 1) 56% of the return of the Russell 3000 Value Index, which measures the performance of those Russell 3000 Index companies with lower price-to book ratios and lower forecasted growth values, 2) 16% of the return of the MSCI EAFE ex-Japan Value Index, a capitalization weighted index that selects the lower 50% of the price-to-book ranked value stocks traded in the developed markets of Europe, Asia and the Far East, excluding Japan, 3) 8% of the return of the Merrill Lynch DRD (dividends received deduction) Preferred Index, which consists of investment-grade, DRD-eligible, exchange-traded preferred stocks with one year or more to maturity, and 4) 20% of the return of the CSFB Leveraged Loan Index, which consists of approximately $150 billion of tradable term loans with at least one year to maturity and rated BBB or lower. Index returns are not leveraged, and do not include the effects of any sales charges or management fees. It is not possible to invest directly in an index.
--------------------------------------------------------------------------------


Our Utility investments benefited from a surge in demand for global utilities given their attractive yields and ongoing consolidation in the sector. Our tobacco stocks gained on an improving litigation environment and stronger industry fundamentals, including favorable pricing and volumes. Finally, our energy investments outperformed as high oil prices and increased production volumes are driving strong earnings and cash flows.

In the senior loan component of the portfolio, one security that positively impacted the fund's performance during the twelve-month period was the Federal Mogul term loan position, which traded up during the period due to the expectation that the company would emerge out of bankruptcy soon.

The Fund had several positions that constrained performance over this reporting period. In the equity portion, rising cost pressures, lowered aluminum contract pricing, and concerns regarding global economic growth contributed to a decline in our shares of

Alumina Limited, while paper stocks lagged due to margin pressures and weak demand characteristics in the forest product industry. After appreciating strongly at the beginning of the year, our shares of insurance broker Aon gave way and posted a modest decline for the year as the company lowered its earnings guidance from previous lofty expectations. Our recent purchase of Motorola also detracted from performance as the company reported that its revenues are being pressured because of a higher mix of lower priced, low-end handsets and greater price competition as the company expands its presence in emerging markets.

The Dividends-Received Deduction/Qualified Dividend Income, holdings of the fund lagged the index slightly as our overweighting in floating rate securities, as well as our underweighting in GSE-issued paper, caused a drag on relative performance as yields dropped in the second half of the year and Federal Home Loan Corporation and Federal National Mortgage Association preferred spreads tightened.

One additional position that had a negative impact on the portfolio was D.R. Horton, whose bonds traded down during the period due to the decrease in new home orders, investor concern about a severe slowdown in homebuilding activity, and increasing mortgage rates.

DISTRIBUTION AND SHARE PRICE
        INFORMATION

In addition to owning preferred stocks, the Fund has issued its own preferred shares, called FundPreferred(TM), and entered into a series of short-term borrowing arrangements. This FundPreferred and borrowing provides a degree of financial leverage that can enhance the Fund's returns and supplement the income available to pay common shareholder distributions, but also can increase share price volatility. This leveraging strategy provided incremental income and helped enhance shareholder distributions over this reporting period.

The Fund has a managed distribution policy designed to provide relatively stable monthly cash flow to investors. Under this policy, the Fund's monthly distributions will be paid from net investment income generated by its underlying investments as well as from net realized long-term capital gains and/or returns of capital, generally representing net unrealized capital gains. The Fund declared three monthly distribution increases during the twelve-month period; most recently in December to $0.150 per share.

As of December 31, 2006, the Fund was trading at a 4.27% premium to its net asset value. This compared well with the average -5.56% discount the Fund exhibited over the course of the entire twelve-month reporting period.

We are providing you with information regarding your Fund's distributions. This information is as of December 31, 2006, and likely will vary over time based on the Fund's investment activities and portfolio investment value changes.

The Fund has a managed distribution program. The goal of a managed distribution program is to provide shareholders relatively consistent and predictable cash flow by systematically converting its expected long-term return potential into regular monthly distributions. As a result, regular distributions throughout the year will likely include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about the managed distribution program are:
  - The Fund seeks to establish a relatively stable distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about the Fund's past or future investment performance from its current distribution rate.

  - Actual returns will differ from projected long-term returns (and therefore the Fund's distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) fund net asset value.
  - Each month's distributions are expected to be paid from some or all of the following sources:
       - net investment income (regular interest and dividends),
       - realized capital gains, and
       - unrealized gains, or, in certain cases, a return of principal (non-taxable distributions)
  - A non-taxable distribution is a payment of a portion of the Fund's capital. When the Fund's returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund's returns fall short of distributions, it will represent a portion of your original principal unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the fund's total return exceeds distributions.
  - Because distribution source estimates are updated monthly during the year, based on the Fund's performance and forecast for its current fiscal year (which is the calendar year for the Fund), these estimates may differ from both the tax information reported to you in your Fund's 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides information regarding the Fund's distributions and total return performance for the fiscal year ended December 31, 2006. The distribution information is presented on a tax basis rather than on a generally accepted accounting principles (GAAP) basis. This information is intended to help you better understand whether the Fund's returns for the specified time period was sufficient to meet the Fund's distributions.

-------------------------------------------------------------------------------
    AS OF 12/31/2006                                                    JTA
-------------------------------------------------------------------------------
    Inception date                                                  1/27/04
    Calendar Year:
      Per share distribution:
        From net investment income                                    $0.88
        From short-term capital gains                                 $0.05
        From long-term capital gains                                  $0.65
        From return of capital                                           --
                                                                    -------
      Total per share distribution                                    $1.58
                                                                    -------

      Distribution rate on NAV                                        6.08%

    One-year total return on NAV                                     24.19%
    Annualized since inception total return on NAV                   18.13%
-------------------------------------------------------------------------------

RETENTION OF REALIZED LONG-TERM
     CAPITAL GAINS

NOTICE CONCERNING RETENTION OF REALIZED LONG-TERM CAPITAL GAINS BY CERTAIN NUVEEN CLOSED-END FUNDS

On December 15, 2006, the Nuveen Real Estate Income Fund (AMEX: JRS), Nuveen Diversified Dividend and Income Fund (NYSE: JDD), and Nuveen Tax-Advantaged Total Return Strategy Fund (NYSE: JTA) announced that each Fund would retain a portion of its realized long-term capital gains for the tax year ended December 31, 2006, and to pay required Federal corporate income taxes on these gains.

The Funds' Board of Trustees believes retaining realized long-term capital gains may benefit shareholders by enabling the Funds to better preserve and grow their capital base, providing the opportunity over time for more stable and/or growing distributions and share price, increased portfolio diversification and lower operating expenses, as well as greater flexibility in structuring and managing the Funds' investments.

Common shareholders of record on December 29, 2006 must include their pro-rata share of their Fund's retained gains on their 2006 federal income tax returns. They will be entitled to a corresponding federal income tax credit (or refund) of their pro rata share of taxes their fund paid on its retained gains. Common shareholders also will be entitled to increase their Fund investments' cost basis by the net amount of gains retained by the fund. Each Fund's net asset value on December 27, 2006 was reduced to reflect the accrual of the Fund's estimated tax liability as shown below.

Per share estimates of each Fund's retained long-term capital gains and corresponding Federal corporate income taxes paid are as follows:

PER SHARE                                                        JTA
-----------------------------------------------------------------------
Long-Term Capital Gain Retained                               $  0.9383
Less Federal Income Taxes Paid by Fund                          (0.3284)
NET LONG-TERM CAPITAL GAIN RETAINED                           $  0.6099
-----------------------------------------------------------------------

Final amounts for retained gains and taxes paid were reported to shareholders of record on IRS Form 2439 in early 2007. These gains will not be reported on Form 1099-DIV, which only reflects realized capital gains actually distributed to shareholders and taxable in 2006. More details about these funds, as well as additional information on retained capital gains and related tax information are available on www.nuveen.com/cef.

Nuveen Tax-Advantaged Total Return Strategy Fund
JTA

PERFORMANCE
     OVERVIEW As of December 31, 2006

(PORTFOLIO ALLOCATION PIE CHART)
(as a % of total investments)

--------------------------------------------------------------------------------------
Common Stocks                                                                    71.7%
--------------------------------------------------------------------------------------
Variable Rate Senior Loan Interests                                              17.0%
--------------------------------------------------------------------------------------
$25 Par (or similar) Securities                                                   7.8%
--------------------------------------------------------------------------------------
Short-Term Investments                                                            1.6%
--------------------------------------------------------------------------------------
Corporate Bonds                                                                   1.2%
--------------------------------------------------------------------------------------
Capital Preferred Securities                                                      0.7%
--------------------------------------------------------------------------------------

(2006 MONTHLY DISTRIBUTIONS BAR CHART)

Jan                                                                              0.125
Feb                                                                              0.125
Mar                                                                              0.125
Apr                                                                              0.125
May                                                                              0.125
Jun                                                                              0.130
Jul                                                                              0.130
Aug                                                                              0.130
Sep                                                                              0.140
Oct                                                                              0.140
Nov                                                                              0.140
Dec                                                                              0.150

(SHARE PRICE PERFORMANCE CHART)
Past performance is not predictive of future results.

1/01/06                                                                           21.3
                                                                                 20.93
                                                                                 21.76
                                                                                 21.48
                                                                                  22.5
                                                                                 22.25
                                                                                 22.03
                                                                                 22.15
                                                                                 22.75
                                                                                 22.74
                                                                                 21.78
                                                                                 22.45
                                                                                 22.99
                                                                                 22.39
                                                                                 22.18
                                                                                 21.95
                                                                                 21.98
                                                                                    22
                                                                                 22.37
                                                                                 21.74
                                                                                 21.51
                                                                                 21.77
                                                                                 22.45
                                                                                 22.23
                                                                                 22.09
                                                                                  22.2
                                                                                 22.69
                                                                                 22.89
                                                                                 22.88
                                                                                 22.55
                                                                                  22.5
                                                                                 23.39
                                                                                 23.67
                                                                                  23.3
                                                                                  23.5
                                                                                 23.59
                                                                                 24.36
                                                                                 23.72
                                                                                 24.11
                                                                                 24.64
                                                                                 24.42
                                                                                 24.88
                                                                                    25
                                                                                 25.05
                                                                                    25
                                                                                 25.09
                                                                                  25.6
                                                                                 25.87
                                                                                 26.54
                                                                                 26.52
                                                                                 26.13
                                                                                    27
                                                                                  26.4
                                                                                 27.02
                                                                                 27.09
12/31/06                                                                         27.09

FUND SNAPSHOT

--------------------------------------------------------------------------------------
Common Share Price(1)                                                           $27.09
--------------------------------------------------------------------------------------
Common Share Net Asset Value(1)                                                 $25.98
--------------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                        4.27%
--------------------------------------------------------------------------------------
Current Distribution Rate(2)                                                     6.64%
--------------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                          $360,740
--------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURN(3)
(Inception 1/27/04)

--------------------------------------------------------------------------------------
                                                              ON SHARE PRICE   ON NAV
--------------------------------------------------------------------------------------
1-Year                                                             35.52%       24.19%

--------------------------------------------------------------------------------------
Since
Inception                                                          18.43%       18.13%

--------------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)

--------------------------------------------------------------------------------------
Diversified Telecommunication Services                                            8.8%
--------------------------------------------------------------------------------------
Insurance                                                                         7.1%
--------------------------------------------------------------------------------------
Media                                                                             6.0%
--------------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels                                                       5.9%
--------------------------------------------------------------------------------------
Thrifts & Mortgage Finance                                                        5.9%
--------------------------------------------------------------------------------------
Tobacco                                                                           5.9%
--------------------------------------------------------------------------------------
Electric Utilities                                                                5.3%
--------------------------------------------------------------------------------------
Commercial Banks                                                                  5.1%
--------------------------------------------------------------------------------------
Aerospace & Defense                                                               5.1%
--------------------------------------------------------------------------------------
Other                                                                            44.9%
--------------------------------------------------------------------------------------


COUNTRIES
(as a % of total investments)

--------------------------------------------------------------------------------------
United States                                                                    82.2%
--------------------------------------------------------------------------------------
South Korea                                                                       4.5%
--------------------------------------------------------------------------------------
United Kingdom                                                                    3.5%
--------------------------------------------------------------------------------------
Italy                                                                             2.9%
--------------------------------------------------------------------------------------
Portugal                                                                          1.8%
--------------------------------------------------------------------------------------
Other                                                                             5.1%
--------------------------------------------------------------------------------------


1 Common Share Net Asset Value (NAV) reflects a downward adjustment, made subsequent to December 31, 2006, for the amount of the tax liability associated with the Fund's retention of a portion of its long-term capital gains and the Fund's payment of Federal corporate income tax thereon, and therefore differs from the NAV published shortly after that date. The Common Share Price is actual as of December 31, 2006, and did not reflect the knowledge of the subsequent adjustment to NAV.
2 Current Distribution Rate is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.
3 The Fund elected to retain a portion of its realized long-term capital gains for the tax year ended December 31, 2006, and pay required Federal corporate income taxes on these gains. As reported on Form 2439, Common shareholders of record on December 29, 2006, must include their pro-rata share of these gains on their 2006 federal tax returns, and will receive a corresponding credit toward their taxes, or a tax refund, for their pro-rata share of the taxes paid by the Fund. The standardized total returns shown above do not include the economic benefit to Common shareholders of record of this tax credit/refund. The Fund's corresponding average annual total returns on share price when this benefit is included are 37.15% and 18.92%, for the one-year and since inception periods, respectively. The Fund's corresponding average annual total returns on NAV when this benefit is included are 25.75% and 18.64%, for the one-year and since inception periods, respectively.

Report of
   INDEPENDENT REGISTERED
   PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS
NUVEEN TAX-ADVANTAGED TOTAL RETURN STRATEGY FUND

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Nuveen Tax- Advantaged Total Return Strategy Fund (the "Fund") as of December 31, 2006, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian, selling or agent banks and brokers or by other appropriate auditing procedures where replies from selling or agent banks or brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nuveen Tax-Advantaged Total Return Strategy Fund at December 31, 2006, the results of its operations and cash flows for the year then ended, changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein in conformity with U.S. generally accepted accounting principles.

                                            (ERNST & YOUNG LLP LOGO)

Chicago, Illinois
February 20, 2007

Nuveen Tax-Advantaged Total Return Strategy Fund (JTA)

Portfolio of
        INVESTMENTS December 31, 2006

    SHARES   DESCRIPTION (1)                                                                                                VALUE
---------------------------------------------------------------------------------------------------------------------------------
             COMMON STOCKS - 103.3% (71.7% OF TOTAL INVESTMENTS)
             AEROSPACE & DEFENSE - 5.8%
    94,000   Lockheed Martin Corporation                                                                           $    8,654,580
   235,000   Raytheon Company                                                                                          12,408,000
---------------------------------------------------------------------------------------------------------------------------------
             Total Aerospace & Defense                                                                                 21,062,580
             --------------------------------------------------------------------------------------------------------------------
             CAPITAL MARKETS - 2.7%
   205,000   JPMorgan Chase & Co.                                                                                       9,901,500
---------------------------------------------------------------------------------------------------------------------------------
             COMMERCIAL BANKS - 4.8%
   155,500   Wachovia Corporation                                                                                       8,855,725
   240,000   Wells Fargo & Company                                                                                      8,534,400
---------------------------------------------------------------------------------------------------------------------------------
             Total Commercial Banks                                                                                    17,390,125
             --------------------------------------------------------------------------------------------------------------------
             COMMERCIAL SERVICES & SUPPLIES - 3.8%
   296,600   Pitney Bowes Inc.                                                                                         13,699,954
---------------------------------------------------------------------------------------------------------------------------------
             COMMUNICATIONS EQUIPMENT - 2.2%
   377,600   Motorola, Inc.                                                                                             7,763,456
---------------------------------------------------------------------------------------------------------------------------------
             CONTAINERS & PACKAGING - 1.8%
   300,000   Packaging Corp. of America                                                                                 6,630,000
---------------------------------------------------------------------------------------------------------------------------------
             DIVERSIFIED FINANCIAL SERVICES - 5.0%
   325,400   Citigroup Inc.                                                                                            18,124,780
---------------------------------------------------------------------------------------------------------------------------------
             DIVERSIFIED TELECOMMUNICATION SERVICES - 11.0%
   385,000   AT&T Inc.                                                                                                 13,763,750
   343,000   KT Corporation, Sponsored ADR                                                                              8,695,050
   235,000   Telecom Italia S.p.A., Sponsored ADR                                                                       5,922,000
   301,500   Verizon Communications Inc.                                                                               11,227,860
---------------------------------------------------------------------------------------------------------------------------------
             Total Diversified Telecommunication Services                                                              39,608,660
             --------------------------------------------------------------------------------------------------------------------
             ELECTRIC UTILITIES - 4.7%
   187,100   EDP - Energias de Portugal, S.A., Sponsored ADR                                                            9,478,486
   323,000   Korea Electric Power Corporation, Sponsored ADR                                                            7,335,330
---------------------------------------------------------------------------------------------------------------------------------
             Total Electric Utilities                                                                                  16,813,816
             --------------------------------------------------------------------------------------------------------------------
             HOUSEHOLD DURABLES - 2.5%
   307,000   Newell Rubbermaid Inc.                                                                                     8,887,650
---------------------------------------------------------------------------------------------------------------------------------
             HOUSEHOLD PRODUCTS - 3.0%
   160,000   Kimberly-Clark Corporation                                                                                10,872,000
---------------------------------------------------------------------------------------------------------------------------------
             INDUSTRIAL CONGLOMERATES - 2.1%
   200,000   General Electric Company                                                                                   7,442,000
---------------------------------------------------------------------------------------------------------------------------------
             INSURANCE - 7.7%
   289,400   Aon Corporation                                                                                           10,227,396
   187,200   Hartford Financial Services Group, Inc.                                                                   17,467,632
---------------------------------------------------------------------------------------------------------------------------------
             Total Insurance                                                                                           27,695,028
             --------------------------------------------------------------------------------------------------------------------
             MACHINERY - 1.3%
    75,000   Caterpillar Inc.                                                                                           4,599,750
---------------------------------------------------------------------------------------------------------------------------------
             MEDIA - 5.1%
   200,000   CBS Corporation, Class B                                                                                   6,236,000
   339,000   Clear Channel Communications, Inc.                                                                        12,048,060
---------------------------------------------------------------------------------------------------------------------------------
             Total Media                                                                                               18,284,060
             --------------------------------------------------------------------------------------------------------------------

    SHARES   DESCRIPTION (1)                                                                                                VALUE
---------------------------------------------------------------------------------------------------------------------------------
             METALS & MINING - 4.6%
   236,900   Alumina Limited, Sponsored ADR                                                                        $    4,714,310
    90,000   POSCO, ADR                                                                                                 7,440,300
    21,000   Rio Tinto PLC, Sponsored ADR                                                                               4,462,290
---------------------------------------------------------------------------------------------------------------------------------
             Total Metals & Mining                                                                                     16,616,900
             --------------------------------------------------------------------------------------------------------------------
             MULTI-UTILITIES - 1.5%
   180,000   United Utilities PLC, Sponsored ADR                                                                        5,529,600
---------------------------------------------------------------------------------------------------------------------------------
             OIL, GAS & CONSUMABLE FUELS - 8.6%
    80,000   ChevronTexaco Corporation                                                                                  5,882,400
   113,400   ConocoPhillips                                                                                             8,159,130
   132,500   Eni S.p.A., Sponsored ADR                                                                                  8,914,600
   110,000   Total SA, Sponsored ADR                                                                                    7,911,200
---------------------------------------------------------------------------------------------------------------------------------
             Total Oil, Gas & Consumable Fuels                                                                         30,867,330
             --------------------------------------------------------------------------------------------------------------------
             PAPER & FOREST PRODUCTS - 3.3%
   220,000   International Paper Company                                                                                7,502,000
   270,200   Stora Enso Oyj, Sponsored ADR                                                                              4,266,458
---------------------------------------------------------------------------------------------------------------------------------
             Total Paper & Forest Products                                                                             11,768,458
             --------------------------------------------------------------------------------------------------------------------
             PHARMACEUTICALS - 1.4%
   198,000   Pfizer Inc.                                                                                                5,128,200
---------------------------------------------------------------------------------------------------------------------------------
             ROAD & RAIL - 2.3%
    90,000   Union Pacific Corporation                                                                                  8,281,800
---------------------------------------------------------------------------------------------------------------------------------
             THRIFTS & MORTGAGE FINANCE - 8.4%
   260,000   Fannie Mae                                                                                                15,441,400
   330,000   IndyMac Bancorp, Inc.                                                                                     14,902,800
---------------------------------------------------------------------------------------------------------------------------------
             Total Thrifts & Mortgage Finance                                                                          30,344,200
             --------------------------------------------------------------------------------------------------------------------
             TOBACCO - 8.5%
   235,000   Altria Group, Inc.                                                                                        20,167,698
   159,900   Loews Corp - Carolina Group                                                                               10,348,728
---------------------------------------------------------------------------------------------------------------------------------
             Total Tobacco                                                                                             30,516,426
             --------------------------------------------------------------------------------------------------------------------
             WIRELESS TELECOMMUNICATION SERVICES - 1.2%
   159,500   Vodafone Group PLC                                                                                         4,430,910
---------------------------------------------------------------------------------------------------------------------------------
             TOTAL COMMON STOCKS (COST $284,029,578)                                                                  372,259,183
             ====================================================================================================================
    SHARES   DESCRIPTION (1)                                            COUPON                     RATINGS (2)              VALUE
---------------------------------------------------------------------------------------------------------------------------------
             $25 PAR (OR SIMILAR) PREFERRED SECURITIES - 11.2% (7.8% OF TOTAL INVESTMENTS)
             CAPITAL MARKETS - 0.9%
    25,000   Goldman Sachs Group Inc., Series D, (6)                    6.045%                               A     $      651,563
    20,000   Goldman Sachs Group Inc., (6)                              6.200%                               A            522,400
    77,700   Lehman Brothers Holdings Inc., Series F, (6)               6.500%                              A-          1,989,120
---------------------------------------------------------------------------------------------------------------------------------
             Total Capital Markets                                                                                      3,163,083
             --------------------------------------------------------------------------------------------------------------------
             COMMERCIAL BANKS - 2.5%
    41,100   Abbey National PLC, Series C                               7.375%                              A2          1,046,406
    40,000   ABN AMRO Capital Trust Fund VII                            6.080%                               A          1,000,000
    25,000   Banco Santander, (6)                                       6.410%                              A2            634,000
    50,000   Bank of America Corporation, Series D, (6)                 6.204%                              A1          1,295,000
    50,000   HSBC USA Inc., Series G                                    6.124%                              A2          1,297,000
    50,000   HSBC USA Inc., (6)                                         6.500%                               A          1,330,000
    40,000   Royal Bank of Scotland Group PLC, Series M                 6.400%                              A1          1,020,000
    40,000   Royal Bank of Scotland Group PLC, Series N                 6.350%                              A1          1,020,400
    20,000   SunTrust Bank Inc., (6)                                    5.895%                              A2            525,000
---------------------------------------------------------------------------------------------------------------------------------
             Total Commercial Banks                                                                                     9,167,806
             --------------------------------------------------------------------------------------------------------------------
             CONSUMER FINANCE - 0.5%
    34,100   SLM Corporation, Series A, (6)                             6.970%                            BBB+          1,851,630
---------------------------------------------------------------------------------------------------------------------------------
             DIVERSIFIED FINANCIAL SERVICES - 1.6%
    10,000   CIT Group Inc., Series A, (6)                              6.350%                            BBB+            260,700
    19,500   Citigroup Inc., Series F, (6)                              6.365%                             Aa3            982,800
    28,900   Citigroup Inc., Series H, (6)                              6.231%                             Aa3          1,460,895
    50,000   Deutsche Bank Capital Funding Trust VIII                   6.375%                               A          1,293,750
    48,400   ING Group N.V.                                             7.200%                               A          1,237,588

       Portfolio of INVESTMENTS December 31, 2006

    SHARES   DESCRIPTION (1)                                            COUPON                     RATINGS (2)              VALUE
---------------------------------------------------------------------------------------------------------------------------------
             DIVERSIFIED FINANCIAL SERVICES (continued)
     5,000   ING Group N.V.                                             7.050%                               A     $      126,950
    15,000   ING Group N.V.                                             6.125%                               A            381,750
---------------------------------------------------------------------------------------------------------------------------------
             Total Diversified Financial Services                                                                       5,744,433
             --------------------------------------------------------------------------------------------------------------------
             ELECTRIC UTILITIES - 1.7%
    39,400   Alabama Power Company, Series A, (6)                       5.300%                            BBB+            975,938
    50,000   Alabama Power Company                                      5.625%                            BBB+          1,246,875
    40,000   Georgia Power Company                                      6.125%                            Baa1          1,028,000
    34,700   Interstate Power and Light Company, (6)                    7.100%                            Baa2            890,402
    40,000   Mississippi Power Company                                  5.250%                              A3            982,000
    40,000   PPL Electric Utilities Corporation                         6.250%                             BBB          1,046,252
---------------------------------------------------------------------------------------------------------------------------------
             Total Electric Utilities                                                                                   6,169,467
             --------------------------------------------------------------------------------------------------------------------
             INSURANCE - 2.2%
    50,300   Ace Ltd., Series C                                         7.800%                            Baa2          1,302,770
    71,900   Aegon N.V., (6)                                            6.375%                              A-          1,867,243
    20,000   Arch Capital Group Limited                                 8.000%                            Baa3            529,000
    50,000   Endurance Specialty Holdings Limited                       7.750%                            BBB-          1,298,000
    30,000   Prudential PLC                                             6.750%                               A            769,200
    30,000   Prudential PLC, (6)                                        6.500%                              A-            763,200
    50,000   RenaissanceRe Holdings Ltd                                 6.600%                             BBB          1,246,500
---------------------------------------------------------------------------------------------------------------------------------
             Total Insurance                                                                                            7,775,913
             --------------------------------------------------------------------------------------------------------------------
             THRIFTS & MORTGAGE FINANCE - 0.1%
    20,000   Washington Mutual Inc.                                     6.065%                             BBB            506,600
---------------------------------------------------------------------------------------------------------------------------------
             U.S. AGENCY - 1.7%
    20,000   Federal National Mortgage Association, (6)                 5.500%                             AA-            948,000
    19,800   Federal National Mortgage Association, (6)                 5.125%                             AA-            884,268
    25,000   Federal Home Loan Mortgage Corporation, (6)                6.420%                             AA-          1,318,750
    18,400   Federal Home Loan Mortgage Corporation, (6)                6.000%                             AA-            926,440
    20,000   Federal Home Loan Mortgage Corporation, (6)                5.700%                             AA-            950,000
    27,100   Federal Home Loan Mortgage Corporation, (6)                5.000%                             AA-          1,228,308
---------------------------------------------------------------------------------------------------------------------------------
             Total U.S. Agency                                                                                          6,255,766
             --------------------------------------------------------------------------------------------------------------------
             TOTAL $25 PAR (OR SIMILAR) PREFERRED SECURITIES                                                           40,634,698
              (COST $40,494,632)
             ====================================================================================================================

 PRINCIPAL                                                         WEIGHTED
    AMOUNT                                                          AVERAGE
     (000)   DESCRIPTION (1)                                         COUPON      MATURITY (3)    RATINGS (2)              VALUE
-------------------------------------------------------------------------------------------------------------------------------
             VARIABLE RATE SENIOR LOAN INTERESTS - 24.4% (17.0% OF TOTAL INVESTMENTS) (4)
             AEROSPACE & DEFENSE - 1.5%
$    1,632   Hexcel Corporation, Term Loan B                         7.125%           3/01/12            BB-      $   1,636,066
     1,633   K&F Industries, Inc., Term Loan C                       7.350%          11/18/12             B+          1,641,245
     1,606   Vought Aircraft Industries, Inc., Term Loan             7.880%          12/22/11             B-          1,617,937
       364   Vought Aircraft Industries, Inc., Tranche B,            7.822%          12/22/10             B-            366,136
              Letter of Credit
-------------------------------------------------------------------------------------------------------------------------------
     5,235   Total Aerospace & Defense                                                                                5,261,384
-------------------------------------------------------------------------------------------------------------------------------
             AUTO COMPONENTS - 0.5%
     2,000   Federal Mogul Corporation, Term Loan A, (5)             7.600%           2/24/04            N/R          1,975,625
-------------------------------------------------------------------------------------------------------------------------------
             BUILDING PRODUCTS - 1.1%
     2,000   Armstrong World Industries, Term Loan                   7.100%          10/02/13             BB          2,006,375
     1,769   PP Acquisition Corporation, Term Loan                   8.350%          11/12/11              B          1,782,517
-------------------------------------------------------------------------------------------------------------------------------
     3,769   Total Building Products                                                                                  3,788,892
-------------------------------------------------------------------------------------------------------------------------------
             CHEMICALS - 1.6%
     1,621   Georgia Gulf Corporation, Term Loan B                   7.350%          10/03/13             BB          1,631,068
     1,995   Lyondell Citgo Refining LP, Term Loan                   7.121%           8/16/13             BB          2,006,222
     1,970   Rockwood Specialties Group, Inc., Term Loan E           7.376%           7/30/12             B+          1,981,574
-------------------------------------------------------------------------------------------------------------------------------
     5,586   Total Chemicals                                                                                          5,618,864
-------------------------------------------------------------------------------------------------------------------------------
             COMMERCIAL SERVICES & SUPPLIES - 0.6%
       689   Allied Waste North America, Inc., Letter of Credit      7.073%           1/15/12            Ba3            690,980
     1,553   Allied Waste North America, Inc., Term Loan B           7.158%           1/15/12            Ba3          1,556,811
-------------------------------------------------------------------------------------------------------------------------------
     2,242   Total Commercial Services & Supplies                                                                     2,247,791
-------------------------------------------------------------------------------------------------------------------------------

                                                                     WEIGHTED
   PRINCIPAL                                                          AVERAGE          MATURITY
AMOUNT (000)   DESCRIPTION (1)                                         COUPON               (3)    RATINGS (2)              VALUE
---------------------------------------------------------------------------------------------------------------------------------
               CONTAINERS & PACKAGING - 1.5%
$     1,995    Berry Plastics Corporation, Term Loan                   7.124%           8/31/13             B+      $   2,001,858
      1,995    Graham Packaging Company, L.P., Term Loan B             7.726%          10/07/11              B          2,009,161
        175    Smurfit-Stone Container Corporation,                    7.572%          11/01/11             B+            175,950
                Deposit-Funded Commitment
        702    Smurfit-Stone Container Corporation, Term Loan B        7.625%          11/01/11             B+            706,987
        422    Smurfit-Stone Container Corporation, Term Loan C        7.625%          11/01/11             B+            424,853
        132    Smurfit-Stone Container Corporation, Tranche C-1        7.625%          11/01/11             B+            133,323
---------------------------------------------------------------------------------------------------------------------------------
      5,421    Total Containers & Packaging                                                                             5,452,132
---------------------------------------------------------------------------------------------------------------------------------
               DIVERSIFIED TELECOMMUNICATION SERVICES - 1.7%
      2,000    Cequel Communications LLC., Term Loan B                 7.620%          11/05/13             B+          2,004,063
      1,981    Madison River Capital LLC, Term Loan                    7.620%           7/29/12             B+          1,986,834
      1,995    MetroPCS Inc., Term Loan                                7.875%          11/03/13              B          2,004,352
---------------------------------------------------------------------------------------------------------------------------------
      5,976    Total Diversified Telecommunication Services                                                             5,995,249
---------------------------------------------------------------------------------------------------------------------------------
               ELECTRIC UTILITIES - 0.3%
        990    Mirant Corporation, Term Loan                           7.100%           1/03/13            BB-            990,088
---------------------------------------------------------------------------------------------------------------------------------
               ELECTRICAL EQUIPMENT - 0.5%
      1,583    Sensus Metering Systems Inc., Term Loan B-1             7.441%          12/17/10             B+          1,578,652
        210    Sensus Metering Systems Inc., Term Loan B-2             7.493%          12/17/10             B+            209,692
---------------------------------------------------------------------------------------------------------------------------------
      1,793    Total Electrical Equipment                                                                               1,788,344
---------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE PROVIDERS & SERVICES - 2.4%
      1,719    Davita Inc., Term Loan B                                7.422%          10/05/12            BB-          1,730,900
      2,000    HCA, Inc., Term Loan                                    8.114%          11/17/13            Ba3          2,024,472
      1,950    IASIS Healthcare LLC, Term Loan B                       7.729%           6/22/11             B+          1,963,894
      2,000    LifePoint Hospitals Holdings, Inc., Term Loan B         6.975%           4/18/12            Ba3          1,994,875
        993    Quintiles Transnational Corporation, Term Loan B        7.360%           3/31/13             B1            992,872
---------------------------------------------------------------------------------------------------------------------------------
      8,662    Total Health Care Providers & Services                                                                   8,707,013
---------------------------------------------------------------------------------------------------------------------------------
               HOTELS, RESTAURANTS & LEISURE - 2.4%
      1,985    24 Hour Fitness Worldwide, Inc., Term Loan B            7.870%           7/17/12              B          2,002,369
        122    CBRL Group, Inc., Delayed Draw, Term Loan B-2, (7)      0.075%           4/27/13             BB               (305)
                (8)
        782    CBRL Group, Inc., Term Loan B-1                         6.868%           4/27/13             BB            782,267
      1,975    Penn National Gaming, Inc., Term Loan B                 7.132%          10/03/12             BB          1,987,344
      1,000    Pinnacle Entertainment Inc., Term Loan                  7.350%          12/14/11             B1          1,004,375
        909    TDS Investor Corp., Letter of Credit                    8.364%           8/23/13             B+            911,837
         89    TDS Investor Corp., Term Loan                           8.364%           8/23/13             B+             89,550
        342    Venetian Casino Resort, LLC, Delayed Draw, Term         7.120%           6/15/11            BB-            343,573
                Loan
      1,658    Venetian Casino Resort, LLC, Term Loan                  7.120%           6/15/11            BB-          1,666,331
---------------------------------------------------------------------------------------------------------------------------------
      8,862    Total Hotels, Restaurants & Leisure                                                                      8,787,341
---------------------------------------------------------------------------------------------------------------------------------
               HOUSEHOLD PRODUCTS - 0.5%
      1,923    Solo Cup Company, Term Loan                             8.797%           2/27/11           CCC+          1,938,086
---------------------------------------------------------------------------------------------------------------------------------
               INSURANCE - 0.3%
      1,183    Conseco, Inc., Term Loan                                7.350%          10/10/13            BB-          1,188,075
---------------------------------------------------------------------------------------------------------------------------------
               IT SERVICES - 1.0%
      1,730    Fidelity National Information Services, Term Loan       7.100%           3/09/13            BB+          1,732,012
                B
      1,975    SunGard Data Systems Inc., Term Loan B                  7.875%           2/11/13             B+          1,996,370
---------------------------------------------------------------------------------------------------------------------------------
      3,705    Total IT Services                                                                                        3,728,382
---------------------------------------------------------------------------------------------------------------------------------
               MACHINERY - 0.1%
        421    Dresser-Rand Group, Inc., Term Loan                     7.355%          10/29/07            BB-            424,369
---------------------------------------------------------------------------------------------------------------------------------
               MEDIA - 3.6%
      1,990    Cablevision Systems Corporation, Incremental Term       7.123%           3/29/13             BB          1,992,861
                Loan
      2,000    Charter Communications Inc., Term Loan B                8.005%           4/28/13              B          2,015,375
      2,000    Idearc Inc., Term Loan                                  7.350%          11/17/14            Ba2          2,012,438
        988    Metro-Goldwyn-Mayer Studios, Inc., Term Loan B          8.614%           4/08/12             NA            979,489
      2,000    Neilsen Finance LLC, Term Loan B                        8.125%           8/01/13             B+          2,016,389
      1,886    Regal Cinemas Corporation, Term Loan                    7.114%          11/10/10            BB-          1,883,551
      2,180    WMG Acquisition Corp., Term Loan                        7.373%           2/28/11            BB-          2,190,408
---------------------------------------------------------------------------------------------------------------------------------
     13,044    Total Media                                                                                             13,090,511
---------------------------------------------------------------------------------------------------------------------------------

       Portfolio of INVESTMENTS December 31, 2006

                                                                     WEIGHTED
   PRINCIPAL                                                          AVERAGE          MATURITY
AMOUNT (000)   DESCRIPTION (1)                                         COUPON               (3)    RATINGS (2)              VALUE
---------------------------------------------------------------------------------------------------------------------------------
               METALS & MINING - 0.4%
 $    1,032    Amsted Industries Incorporated, Delayed Draw, Term      0.500%           4/05/13            BB-      $     (18,056)
                Loan, (7) (8)
      1,425    Amsted Industries Incorporated, Term Loan B             7.369%           4/05/13            BB-          1,425,814
---------------------------------------------------------------------------------------------------------------------------------
      2,457    Total Metals & Mining                                                                                    1,407,758
---------------------------------------------------------------------------------------------------------------------------------
               MULTI-UTILITIES - 0.6%
        591    NRG Energy Inc., Credit-Linked Deposit                  7.364%           2/01/13            BB-            594,851
      1,434    NRG Energy Inc., Term Loan                              7.364%           2/01/13            BB-          1,443,400
---------------------------------------------------------------------------------------------------------------------------------
      2,025    Total Multi-Utilities                                                                                    2,038,251
---------------------------------------------------------------------------------------------------------------------------------
               PAPER & FOREST PRODUCTS - 1.1%
      3,975    Georgia-Pacific Corporation, Term Loan B                7.356%           2/13/12            BB-          3,998,148
---------------------------------------------------------------------------------------------------------------------------------
               REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.4%
      1,500    LNR Property Corporation, Term Loan B                   8.120%           7/12/11             B2          1,507,813
---------------------------------------------------------------------------------------------------------------------------------
               SEMICONDUCTORS & EQUIPMENT - 0.5%
      1,777    Advanced Micro Devices, Term Loan B                     7.620%          12/31/13            BB-          1,788,318
---------------------------------------------------------------------------------------------------------------------------------
               SPECIALTY RETAIL - 0.4%
      1,500    TRU 2005 RE Holding Co. 1, Term Loan, WI/DD                TBD               TBD              B          1,507,500
---------------------------------------------------------------------------------------------------------------------------------
               TEXTILES, APPAREL & LUXURY GOODS - 0.5%
      1,852    HanesBrands Inc., Term Loan                             7.681%           9/15/13            BB-          1,871,939
---------------------------------------------------------------------------------------------------------------------------------
               TRADING COMPANIES & DISTRIBUTORS - 0.9%
      1,000    Ashtead Group Public Limited Company, Term Loan B       7.188%           8/31/11             B3          1,000,000
        196    Brenntag Holding GmbH and Company KG, Acquisition       8.080%           1/20/14              B            197,714
                Facility Term Loan
        804    Brenntag Holdings, Term Loan B2                         8.080%           1/20/14              B            812,175
        337    United Rentals Inc., Credit Linked Deposit              5.220%           2/13/11            BB-            338,842
        744    United Rentals Inc., Term Loan B                        7.350%           2/14/11            BB-            748,276
---------------------------------------------------------------------------------------------------------------------------------
      3,081    Total Trading Companies & Distributors                                                                   3,097,007
---------------------------------------------------------------------------------------------------------------------------------
 $   88,979    TOTAL VARIABLE RATE SENIOR LOAN INTERESTS
                (COST $87,750,019)                                                                                     88,198,880
=================================================================================================================================
  PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                        COUPON          MATURITY     RATINGS (2)             VALUE
---------------------------------------------------------------------------------------------------------------------------------
               CORPORATE BONDS - 1.7% (1.2% OF TOTAL INVESTMENTS)
               HOTELS, RESTAURANTS & LEISURE - 1.1%
 $    2,000    MGM Mirage, Inc.                                        6.750%           8/01/07             BB      $   2,017,500
      2,000    Park Place Entertainment                                8.875%           9/15/08            Ba1          2,090,000
---------------------------------------------------------------------------------------------------------------------------------
      4,000    Total Hotels, Restaurants & Leisure                                                                      4,107,500
---------------------------------------------------------------------------------------------------------------------------------
               HOUSEHOLD DURABLES - 0.6%
      2,000    D.R. Horton, Inc.                                       7.500%          12/01/07           BBB-          2,035,456
---------------------------------------------------------------------------------------------------------------------------------
 $    6,000    TOTAL CORPORATE BONDS (COST $6,178,185)                                                                  6,142,956
=================================================================================================================================
     SHARES    DESCRIPTION (1)                                        COUPON          MATURITY     RATINGS (2)             VALUE
---------------------------------------------------------------------------------------------------------------------------------
               CAPITAL PREFERRED SECURITIES - 1.0% (0.7% OF TOTAL INVESTMENTS)
               ELECTRIC UTILITIES - 1.0%
     12,400    Consolidated Edison Company of New York Inc.            5.000%           8/01/53             A3      $   1,165,500
      9,000    Southern California Edison Company, Series A            5.349%           4/27/35           Baa2            915,750
     10,000    Southern California Edison Company, Series C            6.000%           4/30/56           Baa2          1,029,688
      5,000    Southern California Edison Company                      6.125%          12/31/55           Baa2            510,000
---------------------------------------------------------------------------------------------------------------------------------
               Total Electric Utilities                                                                                 3,620,938
               ------------------------------------------------------------------------------------------------------------------
               TOTAL CAPITAL PREFERRED SECURITIES
                (COST $3,478,855)                                                                                       3,620,938
               ==================================================================================================================

PRINCIPAL
AMOUNT
(000)        DESCRIPTION (1)                                            COUPON         MATURITY                             VALUE
---------------------------------------------------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENTS - 2.3% (1.6% OF TOTAL INVESTMENTS)
$    8,334   Repurchase Agreement with Fixed Income Clearing            4.580%          1/02/07                    $    8,334,229
              Corporation, dated 12/29/06, repurchase price
              $8,338,470, collateralized by $8,720,000 U.S.
              Treasury Notes, 3.000%, due 2/15/09, value
              $8,502,000
==========   --------------------------------------------------------------------------------------------------------------------
             TOTAL SHORT-TERM INVESTMENTS (COST $8,334,229)                                                             8,334,229
             ====================================================================================================================
             TOTAL INVESTMENTS (COST $430,265,498) - 143.9%                                                           519,190,884
             ====================================================================================================================
             BORROWINGS PAYABLE - (9.1)% (9)                                                                          (33,000,000)
             ====================================================================================================================
             FUNDNOTES - (21.6)%                                                                                      (78,000,000)
             ====================================================================================================================
             OTHER ASSETS LESS LIABILITIES - (0.7)%                                                                    (2,450,677)
             ====================================================================================================================
             FUNDPREFERRED SHARES, AT LIQUIDATION VALUE - (12.5)%                                                     (45,000,000)
             ====================================================================================================================
             NET ASSETS APPLICABLE TO COMMON SHARES - 100%                                                         $  360,740,207
             ====================================================================================================================

        (1)      All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
        (2)      Ratings (not covered by the report of independent registered public accounting firm):
                 Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard &
                 Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.
        (3)      Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans may occur. As a result, the actual remaining maturity of Senior Loans held may be substantially less than the stated maturities shown.
        (4)      Senior Loans in which the Fund invests generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate ('LIBOR'), or (ii) the prime rate offered by one or more major United States banks.
                 Senior Loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.
        (5)      At or subsequent to December 31, 2006, this issue was under the protection of the Federal
                 Bankruptcy Court.
        (6)      Investment is eligible for the Dividends Received Deduction.
        (7)      Position represents an unfunded Senior Loan commitment outstanding at December 31, 2006.
        (8)      Negative value represents unrealized depreciation on Senior Loan commitment at December
                 31, 2006.
        (9)      Borrowings payable as a percentage of total investments is (6.4)%.
        N/R      Not rated.
      WI/DD      Purchased on a when-issued/delayed delivery basis.
        ADR      American Depositary Receipt.
        TBD      Senior Loan purchased on a when-issued/delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, Senior Loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the Borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.

                                 See accompanying notes to financial statements.

Statement of
     ASSETS AND LIABILITIES December 31, 2006

---------------------------------------------------------------------------
ASSETS
Investments, at value (cost $430,265,498)                     $ 519,190,884
Receivables:
  Dividends                                                       1,021,122
  Interest                                                        1,003,261
  Investments sold                                                  523,637
  Reclaims                                                           48,921
Deferred FundNotes offering costs                                 1,679,189
Other assets                                                         18,320
---------------------------------------------------------------------------
     Total assets                                               523,485,334
---------------------------------------------------------------------------
LIABILITIES
Borrowings                                                       33,000,000
Payables:
  Investments purchased                                           1,496,250
  Federal corporate income tax                                    4,560,679
FundNotes                                                        78,000,000
Accrued expenses:
  Management fees                                                   248,064
  Interest on borrowings                                            292,426
  Other                                                              97,678
FundNotes interest payable                                           28,574
FundPreferred shares dividends payable                               21,456
---------------------------------------------------------------------------
     Total liabilities                                          117,745,127
---------------------------------------------------------------------------
FundPreferred shares, at liquidation value                       45,000,000
---------------------------------------------------------------------------
Net assets applicable to Common shares                        $ 360,740,207
---------------------------------------------------------------------------
Common shares outstanding                                        13,887,934
---------------------------------------------------------------------------
Net asset value per Common share outstanding (net assets
  applicable to
  Common shares, divided by Common shares outstanding)        $       25.98
---------------------------------------------------------------------------

NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
---------------------------------------------------------------------------
Common shares, $.01 par value per share                       $     138,879
Paid-in surplus(1)                                              272,078,433
Undistributed (Over-distribution of) net investment income         (402,491)
Accumulated net realized gain (loss) from investments                    --
Net unrealized appreciation (depreciation) of investments        88,925,386
---------------------------------------------------------------------------
Net assets applicable to Common shares                        $ 360,740,207
---------------------------------------------------------------------------
Authorized shares:
  Common                                                          Unlimited
  FundPreferred                                                   Unlimited
---------------------------------------------------------------------------

(1) Includes retained realized long-term capital gains of $13,030,512, net of Federal corporate income taxes of $4,560,679.

                                 See accompanying notes to financial statements.

Statement of
      OPERATIONS Year Ended December 31, 2006

-----------------------------------------------------------------------------
INVESTMENT INCOME
Dividends (net of foreign tax withheld of $230,928)              $13,784,299
Interest                                                           6,351,217
Fees                                                                  33,354
-----------------------------------------------------------------------------
Total investment income                                           20,168,870
-----------------------------------------------------------------------------
EXPENSES
Management fees                                                    4,157,269
FundNotes interest expense and amortization of offering
  costs                                                            3,692,413
FundNotes and FundPreferred shares - auction fees                    307,502
FundNotes and FundPreferred shares - dividend disbursing
  agent fees                                                          18,292
Shareholders' servicing agent fees and expenses                        1,171
Interest expense                                                     767,333
Custodian's fees and expenses                                        102,368
Trustees' fees and expenses                                           14,635
Professional fees                                                     58,678
Shareholders' reports - printing and mailing expenses                 69,570
Stock exchange listing fees                                            9,823
Investor relations expense                                            48,735
Other expenses                                                        29,149
-----------------------------------------------------------------------------
Total expenses before custodian fee credit and expense
  reimbursement                                                    9,276,938
  Custodian fee credit                                                (4,006)
  Expense reimbursement                                           (1,499,504)
-----------------------------------------------------------------------------
Net expenses                                                       7,773,428
-----------------------------------------------------------------------------
Net investment income                                             12,395,442
-----------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments (net of Federal
  corporate income taxes of $4,560,679 on long-term capital
  gains retained)                                                 19,797,397
Change in net unrealized appreciation (depreciation) of
  investments                                                     42,186,210
-----------------------------------------------------------------------------
Net realized and unrealized gain (loss)                           61,983,607
-----------------------------------------------------------------------------
DISTRIBUTIONS TO FUNDPREFERRED SHAREHOLDERS
From net investment income                                          (684,168)
From accumulated net realized gains                               (1,265,973)
-----------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
  from distributions to FundPreferred shareholders                (1,950,141)
-----------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
  shares from operations                                         $72,428,908
-----------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

Statement of
      CHANGES IN NET ASSETS

                                                                                 YEAR ENDED                    YEAR ENDED
                                                                                   12/31/06                      12/31/05
-------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                        $  12,395,442                 $  11,442,855
Net realized gain (loss) from investments (net of Federal
  corporate income taxes of $4,560,679 and $0, respectively,
  on long-term capital gains retained)                                          19,797,397                    12,944,299
Change in net unrealized appreciation (depreciation) of
  investments                                                                   42,186,210                    11,499,504
Distributions to FundPreferred shareholders:
  From net investment income                                                      (684,168)                     (684,143)
  From accumulated net realized gains                                           (1,265,973)                     (688,954)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
  shares
  from operations                                                               72,428,908                    34,513,561
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                                     (12,216,747)                  (10,801,295)
From accumulated net realized gains                                             (9,753,316)                  (12,626,529)
-------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
  distributions to Common shareholders                                         (21,970,063)                  (23,427,824)
-------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
  Offering costs adjustments                                                        (4,264)                           --
  Net proceeds from shares issued to shareholders due to
    reinvestment of distributions                                                  817,373                            --
FundPreferred shares offering costs adjustments                                     15,800                       (82,512)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
  shares from
  capital share transactions                                                       828,909                       (82,512)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
  shares                                                                        51,287,754                    11,003,225
Net assets applicable to Common shares at the beginning of
  year                                                                         309,452,453                   298,449,228
-------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the end of year                    $ 360,740,207                 $ 309,452,453
-------------------------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income
  at the end of year                                                         $    (402,491)                $     (50,778)
-------------------------------------------------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

Statement of
      CASH FLOWS Year Ended December 31, 2006

----------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON
  SHARES FROM OPERATIONS                                      $  72,428,908
Adjustments to reconcile the net increase (decrease) in net
  assets applicable to Common shares from operations
  to net cash provided by (used in) operating activities:
  Purchases of investments                                     (140,181,278)
  Proceeds from sales of investments                            113,720,783
  Proceeds from (Purchases of) short-term investments, net        4,806,153
  Amortization/(Accretion) of premiums and discounts, net           173,127
  (Increase) Decrease in receivable for dividends                   189,863
  (Increase) Decrease in receivable for interest                   (302,481)
  (Increase) Decrease in receivable for investments sold           (491,216)
  (Increase) Decrease in receivable for reclaims                    (18,259)
  (Increase) Decrease in other assets                                (8,429)
  Increase (Decrease) in payable for investments purchased         (637,174)
  Increase (Decrease) in payable for Federal corporate
  income tax                                                      4,560,679
  Increase (Decrease) in accrued management fees                     37,491
  Increase (Decrease) in interest on borrowings                     292,426
  Increase (Decrease) in accrued other liabilities                  (16,710)
  Increase (Decrease) in FundNotes interest payable                  12,635
  Increase (Decrease) in FundPreferred shares dividends
  payable                                                             4,808
  Net realized (gain) loss from investments                     (19,797,397)
  Net realized (gain) loss from paydowns                             72,883
  Change in net unrealized (appreciation) depreciation of
  investments                                                   (42,186,210)
  Federal corporate income taxes on retained capital gains       (4,560,679)
----------------------------------------------------------------------------
  Net cash provided by (used in) operating activities           (11,900,077)
----------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid to Common shareholders                  (21,156,954)
Change in borrowings                                             33,000,000
FundNotes:
  (Increase) Decrease in deferred FundNotes offering costs           41,231
  FundPreferred shares offering costs adjustments                    15,800
----------------------------------------------------------------------------
  Net cash provided by (used in) financing activities            11,900,077
----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CASH                                          --
Cash at the beginning of year                                            --
----------------------------------------------------------------------------
CASH AT THE END OF YEAR                                       $          --
----------------------------------------------------------------------------

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Cash paid for interest on borrowings during the fiscal year ended December 31, 2006, was $474,907.

Cash paid for interest on FundNotes (excluding amortization of FundNotes offering costs) during the fiscal year ended December 31, 2006, was $3,638,547.

Non-cash financing activities not included herein consist of reinvestments of Common share distributions of $817,373.

                                 See accompanying notes to financial statements.

Notes to
       FINANCIAL STATEMENTS

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
Nuveen Tax-Advantaged Total Return Strategy Fund (the "Fund") is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's Common shares are listed on the New York Stock Exchange and trade under the ticker symbol "JTA." The Fund was organized as a Massachusetts business trust on October 1, 2003.

The Fund seeks to provide a high level of after-tax total return consisting primarily of tax-advantaged dividend income and capital appreciation by investing primarily in a portfolio of dividend-paying common stocks that the Fund believes at the time of investment are eligible to pay dividends that qualify for favorable Federal income taxation at rates applicable to long-term capital gains ("tax-advantaged dividends"). The Fund will also invest to a more limited extent in preferred securities that are eligible to pay tax-advantaged dividends, as well as senior loans (both secured and unsecured), domestic corporate bonds, notes and debentures, convertible debt securities, and other similar types of corporate instruments, including high yield debt securities, that are not eligible to pay tax-advantaged dividends.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation
Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. The prices of fixed-income securities and senior loans are generally provided by an independent pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular investment, the Board of Trustees of the Fund, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant by the pricing service or the Board of Trustee's designee. If it is determined that the market price for an investment is unavailable or inappropriate, the Board of Trustees of the Fund, or its designee, may establish fair value in accordance with procedures established in good faith by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

The senior loans in which the Fund invests are not listed on an organized exchange and the secondary market for such investments may be less liquid relative to markets for other fixed income securities. Consequently, the value of senior loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan.

Investment Transactions
Investment transactions are recorded on a trade date basis. Trade date for senior loans purchased in the "primary market" is considered the date on which the loan allocations are determined. Trade date for senior loans purchased in the "secondary market" is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund maintains liquid assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At December 31, 2006, the Fund had outstanding when-issued/delayed delivery purchase commitments of $1,496,250.

Investment Income
Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also includes paydown gains and losses. Fee income, if any, consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received.

Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. The Fund intends to distribute substantially all of its investment company taxable income to shareholders. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay Federal corporate income taxes on such retained gains. During the tax year ended December 31, 2006, the Fund retained $13,030,512 of realized long-term capital gains, and accrued a provision for Federal corporate income taxes of $4,560,679, the net of which has been reclassified to Paid-in surplus.

Dividends and Distributions to Common Shareholders
Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with Federal corporate income tax regulations, which may differ from U.S. generally accepted accounting principles.

The Fund makes monthly cash distributions to Common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund's Board of Trustees, the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund's investment strategy through regular monthly distributions (a "Managed Distribution Policy"). Total distributions during a calendar year generally will be made from the Fund's net investment income, net realized capital gains and net unrealized capital gains in the Fund's portfolio, if any. The portion of distributions paid from net unrealized gains, if any, would be distributed from the Fund's assets and would be treated by shareholders as a non-taxable distribution for tax purposes. If the Fund's total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. In the event that total distributions during a calendar year exceed the Fund's total return on net asset value, the difference will be treated as a return of capital for tax purposes and will reduce net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the accompanying financial statements.

FundNotes
The Fund has issued and outstanding 3,120 Series F FundNotes, $25,000 stated value per share, that mature on April 24, 2034. The interest rate paid by the Fund is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. For the fiscal year ended December 31, 2006, the average daily balance of FundNotes was $78 million with an average annualized interest rate (including amortization of the FundNotes offering costs) of 4.73%.

FundPreferred Shares
The Fund has issued and outstanding 1,800 Series W FundPreferred shares, $25,000 stated value per share, as a means of effecting financial leverage. The dividend rate paid by the Fund is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period.

Derivative Financial Instruments
The Fund is authorized to invest in derivatives or other transactions for the purpose of hedging the portfolio's exposure to common stock risk, high yield credit risk, foreign currency exchange risk and the risk of increases in interest rates. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not invest in any such instruments during the fiscal year ended December 31, 2006.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit
The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Organization and Offering Costs
Costs incurred by the Fund in connection with its offering of FundNotes are recorded as a deferred charge which are being amortized over the 30 year life of the FundNotes and included with "FundNotes interest expense and amortization of offering costs" on the Statement of Operations.

Indemnifications
Under the Fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

Notes to
    FINANCIAL STATEMENTS (continued)

2. FUND SHARES
During the fiscal year ended December 31, 2006, 32,694 shares were issued to shareholders due to reinvestment of distributions. The Fund did not engage in transactions in its own shares during the fiscal year ended December 31, 2005.

3. INVESTMENT TRANSACTIONS
Purchases and sales (excluding short-term investments) during the fiscal year ended December 31, 2006, aggregated $140,181,278 and $113,720,783, respectively.

4. INCOME TAX INFORMATION
The following information is presented on an income tax basis. Differences between amounts for financial statement and Federal income tax purposes are primarily due to the treatment of paydown gains and losses, recognition of premium amortization, and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their Federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Fund.

At December 31, 2006, the cost of investments was $430,647,633.

Gross unrealized appreciation and gross unrealized depreciation of investments at December 31, 2006, were as follows:

-------------------------------------------------------------------------------
Gross unrealized:
  Appreciation                                                      $93,443,663
  Depreciation                                                       (4,900,412)
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments           $88,543,251
-------------------------------------------------------------------------------

The tax components of undistributed net ordinary income and net long-term capital gains at December 31, 2006, the Fund's tax year end, were as follows:

-------------------------------------------------------------------------------
Undistributed net ordinary income *                                        $ --
Undistributed net long-term capital gains                                    --
-------------------------------------------------------------------------------

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the tax years ended December 31, 2006 and December 31, 2005, was designated for purposes of the dividends paid deduction as follows:

2006
-------------------------------------------------------------------------------
Distributions from net ordinary income *                            $13,681,235
Distributions from net long-term capital gains **                    10,235,261
-------------------------------------------------------------------------------

2005
-------------------------------------------------------------------------------
Distributions from net ordinary income *                            $12,615,936
Distributions from net long-term capital gains                       12,174,921
-------------------------------------------------------------------------------

 *Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

**The Fund designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2006.

5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
The Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), and a specific fund-level component, based only on the amount of assets within the Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is based upon the average daily Managed Assets of the Fund as follows:

AVERAGE DAILY MANAGED ASSETS                                FUND-LEVEL FEE RATE
-------------------------------------------------------------------------------
For the first $500 million                                                .7000%
For the next $500 million                                                 .6750
For the next $500 million                                                 .6500
For the next $500 million                                                 .6250
For Managed Assets over $2 billion                                        .6000
-------------------------------------------------------------------------------

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of December 31, 2006, the complex level fee rate was .1845%.

COMPLEX-LEVEL ASSETS(1)                                  COMPLEX-LEVEL FEE RATE
-------------------------------------------------------------------------------
For the first $55 billion                                                 .2000%
For the next $1 billion                                                   .1800
For the next $1 billion                                                   .1600
For the next $3 billion                                                   .1425
For the next $3 billion                                                   .1325
For the next $3 billion                                                   .1250
For the next $5 billion                                                   .1200
For the next $5 billion                                                   .1175
For the next $15 billion                                                  .1150
For Managed Assets over $91 billion (2)                                   .1400
--------------------------------------------------------------------------------

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

(2) With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into Sub-Advisory Agreements with NWQ Investment Management Company, LLC ("NWQ") and Symphony Asset Management, LLC ("Symphony"). Nuveen owns a controlling interest in NWQ while key management of NWQ owns a non-controlling minority interest. Symphony is an indirect wholly owned subsidiary of Nuveen. NWQ manages the portion of the Fund's investment portfolio allocated to dividend-paying common stocks including American Depositary Receipts ("ADRs"). Symphony manages the portion of the Fund's investment portfolio allocated to senior loans and other debt instruments. NWQ and Symphony are compensated for their services to the Fund from the management fee paid to the Adviser.

The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

For the first eight years of the Fund's operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily Managed Assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                              YEAR ENDING
JANUARY 31,                              JANUARY 31,
-------------------------------------------------------------------------------
2004 *                            .32%   2009                               .32%
2005                              .32    2010                               .24
2006                              .32    2011                               .16
2007                              .32    2012                               .08
2008                              .32
-------------------------------------------------------------------------------

* From the commencement of operations.

The Adviser has not agreed to reimburse the Fund for any portion of its fees and expenses beyond January 31, 2012.

Notes to
    FINANCIAL STATEMENTS (continued)

6. COMMITMENTS
Pursuant to the terms of certain of the variable rate senior loan agreements, the Fund may have unfunded senior loan commitments. The Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. At December 31, 2006, the Fund had unfunded senior loan commitments of $1,153,821.

7. SENIOR LOAN PARTICIPATION COMMITMENTS
With respect to the senior loans held in the Fund's portfolio, the Fund may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or
3) invest in participations. If the Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the Borrower. As such, the Fund not only assumes the credit risk of the Borrower, but also that of the Selling Participant or other persons interpositioned between the Fund and the Borrower. At December 31, 2006, there were no such outstanding participation commitments.

8. BORROWINGS
On August 2, 2006, the Fund entered into a $33 million revolving credit agreement with CITIBANK, N.A. On August 3, 2006, the Fund had borrowed the full $33 million allowed under the revolving credit agreement. For the fiscal year ended December 31, 2006, the average daily balance of borrowings under the revolving credit agreement was $13,652,055. The average annualized interest rate on such borrowings was 5.62%.

9. NEW ACCOUNTING PRONOUNCEMENTS
Financial Accounting Standards Board Interpretation No. 48
On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 Accounting for Uncertainty in Income Taxes (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows funds to delay implementing FIN 48 into NAV calculations until the fund's last NAV calculation in the first required financial statement reporting period. As a result, the Fund must begin to incorporate FIN 48 into its NAV calculation on June 29, 2007. At this time, management is continuing to evaluate the implications of FIN 48 and does not expect the adoption of FIN 48 will have a significant impact on the net assets or results of operations of the Fund.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157
In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

10. SUBSEQUENT EVENT
Distributions to Common Shareholders
The Fund declared a distribution of $.1500 per Common share which was paid on February 1, 2007, to shareholders of record on January 15, 2007.

Financial
       HIGHLIGHTS

Financial
       HIGHLIGHTS
Selected data for a Common share outstanding throughout each period:

                                                          Investment Operations
                                    -----------------------------------------------------------------
                                                               Distributions
                                                                    from Net   Distributions
                        Beginning                        Net      Investment    from Capital
                           Common                  Realized/       Income to        Gains to
                            Share          Net    Unrealized   FundPreferred   FundPreferred
                        Net Asset   Investment          Gain          Share-          Share-
                            Value    Income(a)     (Loss)(b)        holders+        holders+    Total
-----------------------------------------------------------------------------------------------------
Year Ended 12/31:
2006                    $   22.33   $      .89   $      4.48   $        (.05)  $        (.09)  $ 5.23
2005                        21.54          .83          1.76            (.05)           (.05)    2.49
2004(c)                     19.10          .67          2.69            (.03)             --     3.33
-----------------------------------------------------------------------------------------------------


                             Less Distributions
                       ------------------------------

                              Net                            Offering
                       Investment    Capital                Costs and      Ending
                        Income to   Gains to            FundPreferred      Common
                           Common     Common                    Share       Share      Ending
                           Share-     Share-             Underwriting   Net Asset      Market
                          holders    holders    Total       Discounts       Value       Value
--------------------   -----------------------------------------------------------------------
Year Ended 12/31:
2006                   $     (.88)   $ (.70)   $(1.58)  $          --   $   25.98   $   27.09
2005                         (.78)     (.91)    (1.69)           (.01)      22.33       21.37
2004(c)                      (.67)     (.10)     (.77)           (.12)      21.54       19.35
--------------------   ----------------------------------------------------------------------

                                                       FundNotes at End of Period
                                            -------------------------------------------------
                                              Aggregate     Average Market              Asset
                                                 Amount          Value Per       Coverage Per
                                            Outstanding         $25,000 of          $1,000 of
                                                  (000)   Principal Amount   Principal Amount
---------------------------------------------------------------------------------------------
Year Ended 12/31:
2006                                        $    78,000   $         25,000   $          6,202
2005                                             78,000             25,000              5,544
2004(c)                                          78,000             25,000              5,403
---------------------------------------------------------------------------------------------

                                            FundPreferred Shares at End of Period    Borrowings at End of Period
                                           ---------------------------------------   ---------------------------
                                              Aggregate   Liquidation                   Aggregate
                                                 Amount    and Market        Asset         Amount          Asset
                                            Outstanding         Value     Coverage    Outstanding       Coverage
                                                  (000)     Per Share    Per Share          (000)     Per $1,000
-----------------------------------------  ---------------------------------------------------------------------
Year Ended 12/31:
2006                                       $    45,000    $   25,000    $ 225,411     $   33,000     $   15,659
2005                                            45,000        25,000      196,918             --             --
2004(c)                                         45,000        25,000      190,805             --             --
-----------------------------------------  ---------------------------------------------------------------------

*    Annualized.
**   - Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
     - The Fund elected to retain a portion of its realized long-term capital gains for the tax year ended December 31, 2006, and pay required Federal corporate income taxes on these gains. As reported on Form 2439, Common shareholders of record on December 29, 2006, must include their pro-rata share of these gains on their 2006 Federal tax returns, and will receive a corresponding credit toward their taxes, or a tax refund, for their pro-rata share of the taxes paid by the Fund. The standardized total returns shown above do not include the economic benefit to Common shareholders of record of this tax credit/refund. The Fund's corresponding 2006 total return on market value and net asset value when this benefit is included are 37.15% and 25.75%, respectively.
***  After custodian fee credit and expense reimbursement, where applicable.
+    The amounts shown are based on Common share equivalents.
++   - Ratios do not reflect the effect of dividend payments to FundPreferred shareholders.
     - Income ratios reflect income earned on assets attributable to FundPreferred shares, FundNotes and borrowings.
     - Each Ratio of Expenses to Average Net Assets Applicable to Common Shares and each Ratio of Net Investment Income to Average Net Assets Applicable to Common Shares includes the effect of the interest expense paid on FundNotes and borrowings as follows:

        Ratio of FundNotes Interest Expense and       Ratio of Borrowings
        Amortization of FundNotes Offering Costs      Interest Expense to
        to Average Net Assets Applicable to           Average Net Assets
        Common Shares                                 Applicable to Common Shares
        ----------------------------------------      ---------------------------
        2006                                1.11%                           .23%
        2005                                 .80                             --
        2004(c)                              .37*                            --

(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) Net of Federal corporate income taxes on long-term capital gains retained by the Fund of $0.33 per share for the fiscal year ended December 31, 2006.
(c) For the period January 27, 2004 (commencement of operations) through December 31, 2004.

                                                       Ratios/Supplemental Data
                           --------------------------------------------------------------------------------
                                              Ratios to Average           Ratios to Average
                                          Net Assets Applicable to    Net Assets Applicable to
                                            Common Shares Before         Common Shares After
        Total Returns                       Credit/Reimbursement       Credit/Reimbursement***
     -------------------                  -------------------------   -------------------------
                   Based
                      on
                  Common     Ending Net
        Based      Share         Assets
           on        Net     Applicable                         Net                         Net   Portfolio
       Market      Asset      to Common                  Investment                  Investment    Turnover
      Value**    Value**   Shares (000)   Expenses++       Income++   Expenses++       Income++        Rate
-----------------------------------------------------------------------------------------------------------
         35.52%    24.19%  $    360,740        2.79%           3.28%       2.34%           3.73%        25%
         20.00     11.93        309,452        2.26            3.36        1.81            3.81         26
           .91     17.18        298,449        1.80*           3.30*       1.37*           3.73*        16
-----------------------------------------------------------------------------------------------------------


---
---

Board Members
       AND OFFICERS

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at ten. None of the board members who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                                                                                           NUMBER OF PORTFOLIOS
                                                                     PRINCIPAL OCCUPATION(S)               IN FUND COMPLEX
NAME, BIRTHDATE            POSITION(S) HELD    YEAR FIRST ELECTED    INCLUDING OTHER DIRECTORSHIPS         OVERSEEN BY
AND ADDRESS                 WITH THE FUNDS     OR APPOINTED(2)       DURING PAST 5 YEARS                   BOARD MEMBER
-------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBER WHO IS AN INTERESTED PERSON OF THE FUNDS:
-------------------------------------------------------------------------------------------------------------------------------
Timothy R.                 Chairman of the     1994                  Chairman (since 1996) and Director            172
Schwertfeger(1)            Board and Board                           of Nuveen Investments, Inc., Nuveen
3/28/49                    Member                                    Investments, LLC; Chairman and
333 W. Wacker Drive                                                  Director (since 1997) of Nuveen
Chicago, IL 60606                                                    Asset Management; Chairman and
                                                                     Director of Rittenhouse Asset
                                                                     Management, Inc. (since 1999);
                                                                     Chairman of Nuveen Investments
                                                                     Advisers Inc. (since 2002);
                                                                     formerly, Chairman and Director
                                                                     (1996-2004) Nuveen Advisory Corp.
                                                                     and Nuveen Institutional Advisory
                                                                     Corp.(3); formerly, Director
                                                                     (1996-2006) of Institutional
                                                                     Capital Corporation.
BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:
-------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner          Lead Independent    1997                  Private Investor and Management               172
8/22/40                    Board member                              Consultant.
333 W. Wacker Drive
Chicago, IL 60606
-------------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown          Board member        1993                  Retired (since 1989) as Senior Vice           172
7/29/34                                                              President of The Northern Trust
333 W. Wacker Drive                                                  Company; Director (since 2002)
Chicago, IL 60606                                                    Community Advisory Board for
                                                                     Highland Park and Highwood, United
                                                                     Way of the North Shore; Director
                                                                     (since 2006) of the Michael Rolfe
                                                                     Pancreatic Cancer Foundation.
-------------------------------------------------------------------------------------------------------------------------------
Jack B. Evans              Board member        1999                  President, The Hall-Perrine                   172
10/22/48                                                             Foundation, a private philanthropic
333 W. Wacker Drive                                                  corporation (since 1996); Director
Chicago, IL 60606                                                    and Vice Chairman, United Fire
                                                                     Group, a publicly held company;
                                                                     Adjunct Faculty Member, University
                                                                     of Iowa; Director, Gazette
                                                                     Companies; Life Trustee of Coe
                                                                     College and Iowa College
                                                                     Foundation; formerly, Director,
                                                                     Alliant Energy; formerly, Director,
                                                                     Federal Reserve Bank of Chicago;
                                                                     formerly, President and Chief
                                                                     Operating Officer, SCI Financial
                                                                     Group, Inc., a regional financial
                                                                     services firm.
-------------------------------------------------------------------------------------------------------------------------------
William C. Hunter          Board member        2004                  Dean, Tippie College of Business,             172
3/6/48                                                               University of Iowa (since July
333 W. Wacker Drive                                                  2006); formerly, Dean and
Chicago, IL 60606                                                    Distinguished Professor of Finance,
                                                                     School of Business at the
                                                                     University of Connecticut
                                                                     (2003-2006); previously, Senior
                                                                     Vice President and Director of
                                                                     Research at the Federal Reserve
                                                                     Bank of Chicago (1995-2003);
                                                                     Director (since 1997), Credit
                                                                     Research Center at Georgetown
                                                                     University; Director (since 2004)
                                                                     of Xerox Corporation; Director,
                                                                     SS&C Technologies, Inc. (May 2005-
                                                                     October 2005).
-------------------------------------------------------------------------------------------------------------------------------
David J. Kundert           Board member        2005                  Director, Northwestern Mutual                 170
10/28/42                                                             Wealth Management Company; Retired
333 W. Wacker Drive                                                  (since 2004) as Chairman, JPMorgan
Chicago, IL 60606                                                    Fleming Asset Management, President
                                                                     and CEO, Banc One Investment
                                                                     Advisors Corporation, and
                                                                     President, One Group Mutual Funds;
                                                                     prior thereto, Executive Vice
                                                                     President, Banc One Corporation and
                                                                     Chairman and CEO, Banc One
                                                                     Investment Management Group; Board
                                                                     of Regents, Luther College; member
                                                                     of the Wisconsin Bar Association;
                                                                     member of Board of Directors,
                                                                     Friends of Boerner Botanical
                                                                     Gardens; member of Board of
                                                                     Directors, Milwaukee Repertory
                                                                     Theater.

                                                                                                           NUMBER OF PORTFOLIOS
                                                                     PRINCIPAL OCCUPATION(S)               IN FUND COMPLEX
NAME, BIRTHDATE            POSITION(S) HELD    YEAR FIRST ELECTED    INCLUDING OTHER DIRECTORSHIPS         OVERSEEN BY
AND ADDRESS                 WITH THE FUNDS     OR APPOINTED(2)       DURING PAST 5 YEARS                   BOARD MEMBER
-------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS (CONTINUED):
-------------------------------------------------------------------------------------------------------------------------------
William J. Schneider       Board member        1997                  Chairman of Miller-Valentine                  172
9/24/44                                                              Partners Ltd., a real estate
333 W. Wacker Drive                                                  investment company; formerly,
Chicago, IL 60606                                                    Senior Partner and Chief Operating
                                                                     Officer (retired, 2004) of
                                                                     Miller-Valentine Group; formerly,
                                                                     Vice President, Miller-Valentine
                                                                     Realty; Board Member, Chair of the
                                                                     Finance Committee and member of the
                                                                     Audit Committee of Premier Health
                                                                     Partners, the not-for-profit
                                                                     company of Miami Valley Hospital;
                                                                     Vice President, Dayton Philharmonic
                                                                     Orchestra Association; Board
                                                                     Member, Regional Leaders Forum,
                                                                     which promotes cooperation on
                                                                     economic development issues;
                                                                     Director, Dayton Development
                                                                     Coalition; formerly, Member,
                                                                     Community Advisory Board, National
                                                                     City Bank, Dayton, Ohio and
                                                                     Business Advisory Council,
                                                                     Cleveland Federal Reserve Bank.
-------------------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale        Board member        1997                  Executive Director, Gaylord and               172
12/29/47                                                             Dorothy Donnelley Foundation (since
333 W. Wacker Drive                                                  1994); prior thereto, Executive
Chicago, IL 60606                                                    Director, Great Lakes Protection
                                                                     Fund (from 1990 to 1994).
-------------------------------------------------------------------------------------------------------------------------------
Carole E. Stone            Board Member        2007                  Director, Chicago Board Options               172
6/28/47                                                              Exchange (since 2006); Chair New
333 West Wacker Drive                                                York Racing Association Oversight
Chicago, IL 60606                                                    Board (since 2005); Commissioner,
                                                                     New York State Commission on Public
                                                                     Authority Reform (since 2005);
                                                                     formerly Director, New York State
                                                                     Division of the Budget (2000-2004),
                                                                     Chair, Public Authorities Control
                                                                     Board (2000-2004) and Director,
                                                                     Local Government Assistance
                                                                     Corporation (2000-2004).
-------------------------------------------------------------------------------------------------------------------------------
Eugene S. Sunshine         Board member        2005                  Senior Vice President for Business            172
1/22/50                                                              and Finance, Northwestern
333 W. Wacker Drive                                                  University (since 1997); Director
Chicago, IL 60606                                                    (since 2003), Chicago Board Options
                                                                     Exchange; Chairman (since 1997),
                                                                     Board of Directors, Rubicon, a pure
                                                                     captive insurance company owned by
                                                                     Northwestern University; Director
                                                                     (since 1997), Evanston Chamber of
                                                                     Commerce and Evanston Inventure, a
                                                                     business development organization;
                                                                     Director (since 2006), Pathways, a
                                                                     provider of therapy and related
                                                                     information for physically disabled
                                                                     infants and young children;
                                                                     formerly, Director (2003-2006),
                                                                     National Mentor Holdings, a
                                                                     privately-held, national provider
                                                                     of home and community-based
                                                                     services.

Board Members
       AND OFFICERS (CONTINUED)

                                                                                                           NUMBER OF PORTFOLIOS
NAME, BIRTHDATE            POSITION(S) HELD    YEAR FIRST ELECTED    PRINCIPAL OCCUPATION(S)               IN FUND COMPLEX
AND ADDRESS                WITH THE FUNDS      OR APPOINTED(4)       DURING PAST 5 YEARS                   OVERSEEN BY OFFICER
-------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUND:
-------------------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman       Chief               1988                  Managing Director (since 2002),               172
9/9/56                     Administrative                            Assistant Secretary and Associate
333 W. Wacker Drive        Officer                                   General Counsel, formerly, Vice
Chicago, IL 60606                                                    President and Assistant General
                                                                     Counsel, of Nuveen Investments,
                                                                     LLC; Managing Director (2002-2004),
                                                                     General Counsel (1998-2004) and
                                                                     Assistant Secretary, formerly, Vice
                                                                     President of Nuveen Advisory Corp.
                                                                     and Nuveen Institutional Advisory
                                                                     Corp.(3); Managing Director (since
                                                                     2002) and Assistant Secretary and
                                                                     Associate General Counsel,
                                                                     formerly, Vice President (since
                                                                     1997), of Nuveen Asset Management;
                                                                     Managing Director (since 2004) and
                                                                     Assistant Secretary (since 1994) of
                                                                     Nuveen Investments, Inc.; Assistant
                                                                     Secretary of NWQ Investment
                                                                     Management Company, LLC. (since
                                                                     2002); Vice President and Assistant
                                                                     Secretary of Nuveen Investments
                                                                     Advisers Inc. (since 2002);
                                                                     Managing Director, Associate
                                                                     General Counsel and Assistant
                                                                     Secretary of Rittenhouse Asset
                                                                     Management, Inc.; Assistant
                                                                     Secretary of Symphony Asset
                                                                     Management LLC (since 2003),
                                                                     Tradewinds NWQ Global Investors,
                                                                     LLC and Santa Barbara Asset
                                                                     Management, LLC; (since 2006);
                                                                     Chartered Financial Analyst.
-------------------------------------------------------------------------------------------------------------------------------
Julia L. Antonatos         Vice President      2004                  Managing Director (since 2005),               172
9/22/63                                                              formerly, Vice President (since
333 W. Wacker Drive                                                  2002); formerly, Assistant Vice
Chicago, IL 60606                                                    President (since 2000) of Nuveen
                                                                     Investments, LLC; Chartered
                                                                     Financial Analyst.
-------------------------------------------------------------------------------------------------------------------------------
Michael T. Atkinson        Vice President      2000                  Vice President (since 2002),                  172
2/3/66                     and Assistant                             formerly, Assistant Vice President
333 W. Wacker Drive        Secretary                                 (since 2000) of Nuveen Investments,
Chicago, IL 60606                                                    LLC.
-------------------------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo          Vice President      1999                  Vice President and Treasurer of               172
11/28/67                                                             Nuveen Investments, LLC and of
333 W. Wacker Drive                                                  Nuveen Investments, Inc. (since
Chicago, IL 60606                                                    1999); Vice President and Treasurer
                                                                     of Nuveen Asset Management (since
                                                                     2002) and of Nuveen Investments
                                                                     Advisers Inc. (since 2002);
                                                                     Assistant Treasurer of NWQ
                                                                     Investment Management Company, LLC.
                                                                     (since 2002); Vice President and
                                                                     Treasurer of Nuveen Rittenhouse
                                                                     Asset Management, Inc. (since
                                                                     2003); Treasurer of Symphony Asset
                                                                     Management LLC (since 2003) and
                                                                     Santa Barbara Asset Management, LLC
                                                                     (since 2006); Assistant Treasurer,
                                                                     Tradewinds NWQ Global Investors,
                                                                     LLC (since 2006); formerly, Vice
                                                                     President and Treasurer (1999-2004)
                                                                     of Nuveen Advisory Corp. and Nuveen
                                                                     Institutional Advisory Corp.(3);
                                                                     Chartered Financial Analyst.
-------------------------------------------------------------------------------------------------------------------------------
John N. Desmond            Vice President      2005                  Vice President, Director of                   172
8/24/61                                                              Investment Operations, Nuveen
333 W. Wacker Drive                                                  Investments, LLC (since January
Chicago, IL 60606                                                    2005); formerly, Director, Business
                                                                     Manager, Deutsche Asset Management
                                                                     (2003- 2004), Director, Business
                                                                     Development and Transformation,
                                                                     Deutsche Trust Bank Japan
                                                                     (2002-2003); previously, Senior
                                                                     Vice President, Head of Investment
                                                                     Operations and Systems, Scudder
                                                                     Investments Japan, (2000-2002),
                                                                     Senior Vice President, Head of Plan
                                                                     Administration and Participant
                                                                     Services, Scudder Investments
                                                                     (1995-2002).

                                                                                                           NUMBER OF PORTFOLIOS
NAME, BIRTHDATE            POSITION(S) HELD    YEAR FIRST ELECTED    PRINCIPAL OCCUPATION(S)               IN FUND COMPLEX
AND ADDRESS                WITH THE FUNDS      OR APPOINTED(4)       DURING PAST 5 YEARS                   OVERSEEN BY OFFICER
-------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------------
Jessica R. Droeger         Vice President      1998                  Vice President (since 2002),                  172
9/24/64                    and Secretary                             Assistant Secretary and Assistant
333 W. Wacker Drive                                                  General Counsel (since 1998)
Chicago, IL 60606                                                    formerly, Assistant Vice President
                                                                     (since 1998) of Nuveen Investments,
                                                                     LLC; Vice President (2002-2004) and
                                                                     Assistant Secretary (1998-2004)
                                                                     formerly, Assistant Vice President
                                                                     of Nuveen Advisory Corp. and Nuveen
                                                                     Institutional Advisory Corp.(3);
                                                                     Vice President and Assistant
                                                                     Secretary (since 2005) of Nuveen
                                                                     Asset Management.
-------------------------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson          Vice President      1998                  Managing Director (since 2004),               172
10/24/45                                                             formerly, Vice President of Nuveen
333 W. Wacker Drive                                                  Investments, LLC, Managing Director
Chicago, IL 60606                                                    (2004) formerly, Vice President
                                                                     (1998-2004) of Nuveen Advisory
                                                                     Corp. and Nuveen Institutional
                                                                     Advisory Corp.(3); Managing
                                                                     Director (since 2005) of Nuveen
                                                                     Asset Management.
-------------------------------------------------------------------------------------------------------------------------------
William M. Fitzgerald      Vice President      1995                  Managing Director (since 2002),               172
3/2/64                                                               formerly, Vice President of Nuveen
333 W. Wacker Drive                                                  Investments, LLC; Managing Director
Chicago, IL 60606                                                    (1997-2004) of Nuveen Advisory
                                                                     Corp. and Nuveen Institutional
                                                                     Advisory Corp.(3); Managing
                                                                     Director (since 2001) of Nuveen
                                                                     Asset Management; Vice President
                                                                     (since 2002) of Nuveen Investments
                                                                     Advisers Inc.; Chartered Financial
                                                                     Analyst.
-------------------------------------------------------------------------------------------------------------------------------
Stephen D. Foy             Vice President      1998                  Vice President (since 1993) and               172
5/31/54                    and Controller                            Funds Controller (since 1998) of
333 W. Wacker Drive                                                  Nuveen Investments, LLC; formerly,
Chicago, IL 60606                                                    Vice President and Funds Controller
                                                                     (1998-2004) of Nuveen Investments,
                                                                     Inc.; Certified Public Accountant.
-------------------------------------------------------------------------------------------------------------------------------
Walter M. Kelly            Chief Compliance    2003                  Vice President and Assistant                  172
2/24/70                    Officer and Vice                          Secretary (since 2006) formerly,
333 West Wacker Drive      President                                 Assistant Vice President and
Chicago, IL 60606                                                    Assistant General Counsel (since
                                                                     2003) of Nuveen Investments, LLC;
                                                                     Vice President (since 2006) and
                                                                     Assistant Secretary (since 2003)
                                                                     formerly, Assistant Vice President
                                                                     of Nuveen Asset Management;
                                                                     previously, Associate (2001-2003)
                                                                     at the law firm of Vedder, Price,
                                                                     Kaufman & Kammholz.
-------------------------------------------------------------------------------------------------------------------------------
David J. Lamb              Vice President      2000                  Vice President (since 2000) of                172
3/22/63                                                              Nuveen Investments, LLC; Certified
333 W. Wacker Drive                                                  Public Accountant.
Chicago, IL 60606
-------------------------------------------------------------------------------------------------------------------------------
Tina M. Lazar              Vice President      2002                  Vice President of Nuveen                      172
8/27/61                                                              Investments, LLC (since 1999).
333 W. Wacker Drive
Chicago, IL 60606

Board Members
       AND OFFICERS (CONTINUED)

                                                                                                           NUMBER OF PORTFOLIOS
NAME, BIRTHDATE            POSITION(S) HELD    YEAR FIRST ELECTED    PRINCIPAL OCCUPATION(S)               IN FUND COMPLEX
AND ADDRESS                WITH THE FUNDS      OR APPOINTED(4)       DURING PAST 5 YEARS                   OVERSEEN BY OFFICER
-------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------------
Larry W. Martin            Vice President      1988                  Vice President, Assistant Secretary           172
7/27/51                    and Assistant                             and Assistant General Counsel of
333 W. Wacker Drive        Secretary                                 Nuveen Investments, LLC; formerly,
Chicago, IL 60606                                                    Vice President and Assistant
                                                                     Secretary of Nuveen Advisory Corp.
                                                                     and Nuveen Institutional Advisory
                                                                     Corp.(3); Vice President (since
                                                                     2005) and Assistant Secretary of
                                                                     Nuveen Investments, Inc.; Vice
                                                                     President (since 2005) and
                                                                     Assistant Secretary (since 1997) of
                                                                     Nuveen Asset Management; Vice
                                                                     President (since 2000), Assistant
                                                                     Secretary and Assistant General
                                                                     Counsel (since 1998) of Rittenhouse
                                                                     Asset Management, Inc.; Vice
                                                                     President and Assistant Secretary
                                                                     of Nuveen Investments Advisers Inc.
                                                                     (since 2002); Assistant Secretary
                                                                     of NWQ Investment Management
                                                                     Company, LLC (since 2002), Symphony
                                                                     Asset Management LLC (since 2003)
                                                                     and Tradewinds NWQ Global
                                                                     Investors, LLC and Santa Barbara
                                                                     Asset Management, LLC (since 2006).

(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and board member of the Adviser.

(2) Board members serve a three year term until his/her successor is elected. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Reinvest Automatically
       EASILY AND CONVENIENTLY

NUVEEN EXCHANGE-TRADED CLOSED-END FUNDS
DIVIDEND REINVESTMENT PLAN

Your Nuveen Exchange-Traded Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO
SET UP YOUR REINVESTMENT ACCOUNT.


The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market, however, if shares begin trading at or above net asset value during the purchase period, the Fund will issue new shares at the greater of the net asset value of 95% of the then current market price. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

                                     Notes

OTHER USEFUL
      INFORMATION

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

The Fund's (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2006, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

DISTRIBUTION INFORMATION

Nuveen Tax-Advantaged Total Return Strategy Fund (JTA) designates 73.75% of dividends declared from net investment income as dividends qualifying for the 70% dividends received deduction for corporations and 94.21% as qualified dividend income for individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

CEO CERTIFICATION DISCLOSURE

The Fund's Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

GLOSSARY OF TERMS USED IN THIS REPORT

AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

MARKET YIELD: Market yield is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Funds' cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

NET ASSET VALUE (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

BOARD OF TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Carole E. Stone
Eugene S. Sunshine

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL

(BACK COVER PHOTO)

       NUVEEN INVESTMENTS:

       SERVING INVESTORS
                                FOR GENERATIONS

       Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

       Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

       WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

       Managing $162 billion in assets, as of December 31, 2006, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; Symphony, a leading institutional manager of market-neutral alternative investment portfolios; Santa Barbara, a leader in growth equities; and Tradewinds NWQ, a leader in global equities.

       FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

       To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

       Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

                                                                      LEARN MORE
                                                           ABOUT NUVEEN FUNDS AT
                                                              WWW.NUVEEN.COM/CEF

 - Share prices
 - Fund details
 - Daily financial news
 - Investor education
 - Interactive planning tools

                                                                     EAN-C-1206D

                                                                     NUVEEN LOGO

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. [There were no amendments to or waivers from the Code during the period covered by this report.] The registrant has posted the code of ethics on its website at www.nuveen.com/etf. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Nuveen Tax-Advantage Total Return Strategy Fund

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                                   AUDIT FEES BILLED       AUDIT-RELATED FEES                 TAX FEES            ALL OTHER FEES
FISCAL YEAR ENDED                      TO FUND (1)          BILLED TO FUND (2)            BILLED TO FUND (3)      BILLED TO FUND (4)
-----------------------------------------------------------------------------------------------------------------------------------
December  31, 2006                           $ 23,000              $0                            $800              $1,550
-----------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                0%               0%                              0%                  0%
pursuant to
pre-approval
exception
-----------------------------------------------------------------------------------------------------------------------------------

December 31, 2005                            $ 21,600              $0                            $822              $  900
-----------------------------------------------------------------------------------------------------------------------------------

Percentage approved                                0%               0%                              0%                  0%
pursuant to
pre-approval
exception
-----------------------------------------------------------------------------------------------------------------------------------

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4) "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit Related Fees", and "Tax Fees".



                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.



FISCAL YEAR ENDED                           AUDIT-RELATED FEES           TAX FEES BILLED TO             ALL OTHER FEES
                                           BILLED TO ADVISER AND            ADVISER AND               BILLED TO ADVISER
                                              AFFILIATED FUND             AFFILIATED FUND            AND AFFILIATED FUND
                                             SERVICE PROVIDERS           SERVICE PROVIDERS (1)         SERVICE PROVIDERS
-----------------------------------------------------------------------------------------------------------------------------------
December  31, 2006                                 $0                        $5,400                           $0
-----------------------------------------------------------------------------------------------------------------------------------

Percentage approved                                 0%                            0%                           0%
pursuant to
pre-approval
exception
-----------------------------------------------------------------------------------------------------------------------------------

December 31, 2005                                  $0                        $4,950                           $0
-----------------------------------------------------------------------------------------------------------------------------------

Percentage approved                                0%                             0%                           0%
pursuant to
pre-approval
exception
-----------------------------------------------------------------------------------------------------------------------------------

(1) The amounts reported for the Fund under the column heading "Tax Fees" represents amounts billed to the Adviser exclusively for the preparation for the Fund's tax return, the cost of which is borne by the Adviser. In the aggregate, for all Nuveen funds for which Ernst & Young LLP serves as independent registered public accounting firm, these fees amounted to $288,000 in 2006 and $282,575 in 2005.

                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.



FISCAL YEAR ENDED                                                TOTAL NON-AUDIT FEES
                                                                BILLED TO ADVISER AND
                                                               AFFILIATED FUND SERVICE        TOTAL NON-AUDIT FEES
                                                                PROVIDERS (ENGAGEMENTS        BILLED TO ADVISER AND
                                                               RELATED DIRECTLY TO THE       AFFILIATED FUND SERVICE
                                  TOTAL NON-AUDIT FEE          OPERATIONS AND FINANCIAL       PROVIDERS (ALL OTHER
                                     BILLED TO FUND             REPORTING OF THE FUND)            ENGAGEMENTS)             TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
December  31, 2006                         $2,350                  $5,400                            $0                   $7,750
December 31, 2005                          $1,722                  $4,950                            $0                   $6,672

"Non-Audit Fees billed to Adviser" for both fiscal year ends represent "Tax Fees" billed to Adviser in their respective amounts from the previous table.



Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board of Directors or Trustees has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Lawrence H. Brown, Jack B. Evans, William J. Schneider and Eugene S. Sunshine.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Adviser has engaged NWQ Investment Management Company, LLC ("NWQ") and Symphony Asset Management, LLC ("Symphony") (NWQ and Symphony are also collectively referred to as "Sub-Advisers") as Sub-Advisers to provide discretionary investment advisory services. As part of these services, the Adviser has also delegated to each Sub-Adviser the full responsibility for proxy voting and related duties in accordance with the Sub-Adviser's policy and procedures. The Adviser periodically will monitor each Sub-Adviser's voting to ensure that they are carrying out their duties. The Sub-Advisers' proxy voting policies and procedures are summarized as follows:

NWQ

NWQ's Proxy Voting Policies and Procedures apply to securities held in client accounts over which NWQ Investment Management Company, LLC ("NWQ") has voting authority. NWQ shall vote proxies in respect of securities owned by or on behalf of a client in the client's best interests and without regard to the interests of NWQ or any other client of NWQ. NWQ has a Proxy Voting Committee to supervise the proxy voting process, including the identifying material conflicts of interest. Unless the Proxy Voting Committee otherwise determines (and documents the basis for its decision) or as otherwise provided below, the Proxy Voting Committee shall cause proxies to be voted in a manner consistent with the recommendations or guidelines of an independent third party proxy service or other third party. In most cases, NWQ has adopted the guidelines of and will generally vote in accordance with the recommendations of Institutional Shareholder Services, Inc. As a general matter, unless otherwise restricted NWQ reserves the right to override the applicable Recommendations or Guidelines in any situation where it believes that following such Recommendations or Guidelines is not in its clients' best interests.

Where any material conflict of interest has been identified and the matter is covered by the applicable Recommendation or Guidelines, the Proxy Voting Committee shall cause proxies to be voted in accordance with the applicable Recommendation or Guidelines. Where any material conflict of interest has been identified and the matter is not covered by the applicable Recommendation or Guidelines, NWQ may (i) vote in accordance with the recommendation of an alterative independent third party (who may be an proxy voting service) or (ii) disclose the conflict to the client, obtain the client's consent to vote, and make the proxy voting determination itself (and document the basis for the decision).

NWQ may determine not to vote proxies in respect of securities of any issuer if it determines it would be in its clients' overall best interests not to vote. NWQ may decline to vote proxies where the voting would in NWQ's judgment result in some other financial, administrative, legal or regulatory disability or burden to NWQ or the client (such as blocking subsequent purchases or imputing control with respect to the issuer). To the extent that NWQ receives proxies for securities that are transferred into a client's portfolio that were not recommended or selected by NWQ and are sold or expected to be sold promptly in an orderly manner ("legacy securities"), NWQ will generally refrain from voting such proxies.

NWQ shall retain required records relating to the voting of proxies and shall provide a client with information on how NWQ voted proxies on behalf of the client as requested.

SYMPHONY

Symphony uses the proxy voting services of Institutional Shareholder Services ("ISS"). The ISS Proxy Voting Services provide Symphony and its clients with an independent source of proxy voting research and services. The use of ISS is designed to offer client-centered proxy voting which minimizes conflicts of interests between Symphony's interests and those of its clients.

In order to monitor how ISS votes client proxies, Symphony has established a Proxy Voting Review Committee (the "Committee"). The Committee is composed of Symphony's Chief Operating Officer and its Chief Investment Officer. Each year, the Committee reviews ISS proxy voting policies and practices to determine whether such policies and practices are consistent with Symphony's fiduciary duty to the clients for whom Symphony is responsible for voting proxies. During the year, the Committee review how ISS votes on specific issues. From time to time, the Committee discusses the proxy voting process with representatives of ISS in order to ensure that Symphony's client interests are being protected. When Symphony disagrees with ISS' policies with respect to certain issues, Symphony will direct the voting of its clients' proxies according to what Symphony believes is the best interests of its clients.

Clients who have questions about how particular proxies are voted for their account may request such information from Symphony by calling (415) 676-4000.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Adviser has engaged Symphony Asset Management, LLC ("Symphony") and NWQ Investment Company, LLC ("NWQ") (Symphony and NWQ are also collectively referred to as "Sub-Advisers") as Sub-Advisers to provide discretionary investment advisory services with respect to the registrant's investments in senior loans and other debt instruments and equity investments, respectively. The following section provides information on the portfolio managers at each Sub-Adviser:

SYMPHONY

Item 8 (a)(1). PORTFOLIO MANAGER BIOGRAPHIES:

GUNTHER STEIN, Director of Fixed Income Strategies, Portfolio Manager

Gunther Stein is the lead portfolio manager for High Yield strategies at Symphony and is the lead portfolio manager of Symphony's senior loan asset management team. Prior to joining Symphony in 1999, Gunther was a high yield portfolio manager at Wells Fargo Bank, where he was responsible for investing in public high yield bonds and bank loans and also managed a team of credit analysts. Gunther joined Wells Fargo in 1993 as an Associate in its Loan Syndications/Leveraged Finance Group. Previously, Gunther worked for four years as a euro-currency deposit trader with First Interstate Bank. He has also worked for Standard Chartered Bank, Mexico City and Citibank Investment Bank, London. He completed Wells Fargo's Credit Management Training program and holds an M.B.A. from the University of Texas, Austin. He graduated from the University of California at Berkeley with a B.A. in Economics.

LENNY MASON, Fixed-Income Portfolio Manager

Lenny Mason is a Fixed-Income Portfolio Manager for Symphony. His responsibilities include portfolio management for Symphony's high yield and bank loan strategies and credit research for its fixed income strategies. Prior to joining Symphony in 2001, Lenny was a Managing Director in FleetBoston's Technology & Communications Group where he headed its five-member Structuring and Advisory Team. He joined FleetBoston in 1995 as an Assistant Vice President in its Media & Communications Group. Before joining Fleet, Lenny worked for Wells Fargo Bank's Corporate Banking Group dealing primarily with leveraged transactions and for Coopers & Lybrand as an auditor. Lenny has an MBA in Finance from the University of Chicago, a BS in Accounting from Babson College. Lenny is a Certified Public Accountant.


Item 8 (a)(2). Other Accounts Managed

                                   Gunther Stein   Lenny Mason
(a) RICs
Number of accts                         7               7
Assets ($000s)                     $1,420          $1,420

(b) Other pooled accts
Non-performance fee accts
  Number of accts                       3               3
  Assets ($000s)                   $  432          $  432
Performance fee accts
  Number of accts                       8               2
  Assets ($000s)                   $1,175          $   66

(c) Other
Non-performance fee accts
  Number of accts                       2               1
  Assets ($000s)                   $   30          $   37
Performance fee accts
  Number of accts                       2               -
  Assets ($000s)                   $295.3           $   -
Dollar amounts are in millions

POTENTIAL MATERIAL CONFLICTS OF INTEREST

As described above, the portfolio manager may manage other accounts with investment strategies similar to the Fund, including other investment companies and separately managed accounts. Fees earned by the sub-advisers may vary among these accounts and the portfolio managers may personally invest in some but not all of these accounts. In addition, certain accounts may be subject to performance-based fees. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manger may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, the sub-advisers believe that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and other factors. In addition, each sub-adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

ITEM 8 (a)(3).  Fund Manager Compensation

Symphony investment professionals receive competitive base salaries and participate in a bonus pool which is tied directly to the firm's operating income with a disproportionate amount paid to the managers responsible for generating the alpha. The bonus paid to investment personnel is based on acumen, overall contribution and strategy performance. However, there is no fixed formula which guides bonus allocations. Bonuses are paid on an annual basis. In addition, investment professionals may participate in an equity-based compensation pool.

ITEM 8 (a)(4).  OWNERSHIP OF JTA SECURITIES AS OF DECEMBER 31, 2006.

--------------------------------------------------------------------------------------------
NAME OF PORTFOLIO             $1-      $10,001-  $50,001-  $100,001-  $500,001-   OVER
MANAGER                NONE   $10,000  $50,000   $100,000  $500,000   $1,000,000  $1,000,000
--------------------------------------------------------------------------------------------
Gunther Stein          X
--------------------------------------------------------------------------------------------
Lenny Mason            X
--------------------------------------------------------------------------------------------

NWQ

Item 8 (a)(1). PORTFOLIO MANAGER BIOGRAPHY:

JON D. BOSSE, CFA, Chief Investment Officer and Portfolio Manager

Jon Bosse is Chief Investment Officer of NWQ, co-president of NWQ (since June
2006) and has been a Managing Director of NWQ since 1996.

Item 8 (a)(2).  Other Accounts Managed


                                      Jon Bosse
(a) RICs
Number of accts                                6
Assets ($000s)                       $ 1,685,520

(b) Other pooled accts
Non-performance fee accts
  Number of accts                              9
  Assets ($000s)                     $ 1,305,694

(c) Other
Non-performance fee accts
  Number of accts                         49,880
  Assets ($000s)                     $28,768,533
Performance fee accts
  Number of accts                              7
  Assets ($000s)                     $   376,290

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with the following potential conflicts:

              - The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. NWQ seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

              - If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, NWQ has adopted procedures for allocating portfolio transactions across multiple accounts.

              - With respect to many of its clients' accounts, NWQ determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, NWQ may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, NWQ may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transactions, or both, to the detriment of the Fund or the other accounts.

              - The Fund is subject to different regulation than other pooled investment vehicles and other accounts managed by the portfolio managers. As a consequence of this difference in regulatory requirements, the Fund may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio managers. Finally, the appearance of a conflict of interest may arise where NWQ has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

NWQ has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

ITEM 8 (a)(3).  Fund Manager Compensation

NWQ's portfolio managers participate in a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals and rewarding them through a total compensation program as determined by the firm's executive committee. The total compensation program consists of both a base salary and an annual bonus that can be a multiple of the base salary. The portfolio manager's performance is formally evaluated annually and based on a variety of factors. Bonus compensation is primarily a function of the firm's overall annual profitability and the individual portfolio manager's contribution as measured by the overall investment performance of client portfolios in the strategy they manage relative to the strategy's general benchmark for one, three and five year periods (as applicable), as well as an objective review of stock recommendations and the quality of primary research, and subjective review of the professional's contributions to portfolio strategy, teamwork, collaboration and work ethic.

The total compensation package includes availability of equity-like incentive for purchase (whose value is determined by the increase in profitability of NWQ over time) made to most investment professionals. Additionally, the portfolio managers have been provided compensation in conjunction with signing long-term employment agreements. NWQ is a subsidiary of Nuveen Investments, Inc., which has augmented this incentive compensation annually through individual awards of a stock option pool, as determined through a collaborative process between Nuveen Investments and the NWQ executive committee.

ITEM 8 (a)(4).  OWNERSHIP OF JTA SECURITIES AS OF DECEMBER 31, 2006.

--------------------------------------------------------------------------------------------
NAME OF PORTFOLIO             $1-      $10,001-  $50,001-  $100,001-  $500,001-   OVER
MANAGER                NONE   $10,000  $50,000   $100,000  $500,000   $1,000,000  $1,000,000
--------------------------------------------------------------------------------------------
Jon Bosse              O
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

      (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (17 CFR 240.13a-15(b) or 240.15d-15(b)).

      (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Tax-Advantaged Total Return Strategy Fund
             -------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                          ------------------------------------------
                           Jessica R. Droeger
                           Vice President and Secretary

Date: March 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                          ------------------------------------------
                           Gifford R. Zimmerman
                           Chief Administrative Officer
                           (principal executive officer)

Date: March 9, 2007

By (Signature and Title)* /s/ Stephen D. Foy
                          ------------------------------------------
                           Stephen D. Foy
                           Vice President and Controller
                           (principal financial officer)

Date: March 9, 2007

* Print the name and title of each signing officer under his or her signature.